UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–March 31, 2008

Item 1: Reports to Shareholders

Vanguard® Asset Allocation Fund Semiannual Report

March 31, 2008

>	Vanguard Asset Allocation Fund’s Investor Shares returned –11.1% for the first six months of fiscal year 2008, a result of the fund’s heavy exposure to the stock market for most of the period.
>	The fund’s advisor shifted the stock allocation from 80% at the beginning of the period to 100% by March 31.
>	During the half-year, the S&P 500 Index declined –12.5%, compared with a 9.8% return for the Lehman Long U.S. Treasury Index.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Asset Allocation Fund
Investor Shares	VAAPX	–11.1%
Admiral™ Shares[1]	VAARX	–11.0
Asset Allocation Composite Index[2]		–5.0
Average Flexible Portfolio Fund[3]		–7.1

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$30.92	$27.16	$0.370	$0.000
Admiral Shares	69.43	61.00	0.863	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

3	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the fiscal half-year ended March 31, 2008, Vanguard Asset Allocation Fund returned –11.1% for Investor Shares. The fund overweighted equities throughout the period, ultimately shifting all assets to stocks in the expectation that the U.S. stock market was positioned to outperform long-term U.S. Treasury bonds in the future.

Consequently, the fund’s six-month performance trailed the return of its benchmark index, which features a heavier and static allocation to fixed income securities. The fund also lagged the average return of competing flexible-portfolio funds.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market, as represented by the Dow Jones Wilshire 5000 Index, declined –12.4% for the six months as investor sentiment turned bearish amid fears of a U.S. recession, the weakening of the U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the half-year; nonetheless, each stock group posted a negative return.

2

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This trend, combined with concerns about the financial strength of the insurers backing the highest-quality municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board aggressively reduced its target for the federal funds rate. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75-percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Continued emphasis on stocks hurt the fund’s six-month returns

Mellon Capital Management, the advisor for the Asset Allocation Fund, allocates the fund’s assets among stocks, bonds, and

Market Barometer
			Total Returns
	Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1	Annualized.

3

cash investments based on the relative prospects for each category in the years ahead. The fund’s “neutral” allocation, which would imply that stocks and bonds were fairly valued relative to each other, is 65% stocks and 35% bonds.

For over five years, Mellon’s goal of seeking to outperform this benchmark allocation has resulted in an overweighting of stocks, including many periods when the fund held 100% stocks. The heavy preference for equities benefited the Asset Allocation Fund’s relative results until recently; the fund outperformed its benchmark for five consecutive fiscal years through September 30, 2007.

However, the advisor’s allocation strategy proved unsuccessful over the past six months, as the stock market turned bearish and investors flocked to the relative safety of Treasuries. As you can see in the table on page 5, the fund’s stock allocation started the fiscal half-year at 80% and moved to 100% by January, when the advisor decided that bonds were becoming more overvalued and stocks more undervalued.

Nearly every stock sector participated in the downturn

By the end of the six-month period, the performance of U.S. stocks—as measured by the S&P 500 Index, the stock component of the fund’s composite benchmark—was negative across nearly all sectors. The index’s two largest sectors had the worst

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Flexible
	Shares	Shares	Portfolio Fund
Asset Allocation Fund	0.29%	0.20%	1.36%

1 Fund expense ratios reflect the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

effect on the fund’s overall returns: financial services companies (–26%) and information technology firms (–15%). Consumer discretionary (–15%), health care (–12%), and industrials (–8%) also contributed notably to the broad retreat. Only consumer staples (+2%), a sector that often provides steadier performance during economic downturns, was able to provide any positive news.

On the fixed income side of the fund’s portfolio, the 9.8% gain in the Lehman Long U.S. Treasury Index, which the advisor follows when investing in bonds, wasn’t much help to the overall performance of the fund given the minimal bond allocation during the period.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report on page 7.

The fund’s allocation strategy means returns can be volatile

Mellon Capital Management has considerable latitude in allocating assets among stocks, bonds, and cash with the Asset Allocation Fund. The advisor can assign 100% to a single asset class at any time, as it has frequently done in recent years. That means the fund can be more volatile in the short term than are funds that always include a mix of stocks and bonds. Of course, knowing this doesn’t necessarily make the negative side of volatility any more pleasant, as we’ve seen during these past six months.

Portfolio Allocation Changes[1]

Starting Allocation Date	Stocks	Bonds	Cash
September 30, 2007	80%	10%	10%
October 22, 2007	90	10	0
November 27, 2007	95	5	0
November 29, 2007	95	0	5
December 10, 2007	90	0	10
January 3, 2008	100	0	0

1	Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.

5

While short-term downdrafts are always possible, your fund’s advisor has proven effective over time at moving between stocks and fixed income investments to seek to generate stock-market-like returns with somewhat less long-term volatility.

Still, although the Asset Allocation Fund can play an important role in your portfolio, it is not designed to be a core holding. When it is allocated 100% to stocks, you have no exposure to bonds. And the fund’s stock component, though diversified, is focused on larger U.S. companies, so it does not offer you exposure to smaller-capitalization stocks or international stocks. Also, when the fund includes a bond allocation, it typically invests only in long-term U.S. Treasuries.

Therefore, the fund is best suited as just one part of a well-balanced portfolio that features holdings across all parts of the stock and bond markets.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for your confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer April 15, 2008

6

Advisor’s Report

For the six-month period ended March 31, 2008, the equity market struggled as concerns about the mortgage crisis fallout, weak U.S. economic data, continued write-downs by large banks, high oil prices, and fears that a recession had already begun in the United States made investors wary of stocks. Fixed income investments rallied as investors turned to the relative safety of government bonds. The S&P 500 Index fell –12.5%, while the Lehman Long U.S. Treasury Index returned 9.8%.

Because of an overweighted position in stocks relative to its benchmark composite index, Vanguard Asset Allocation Fund underperformed the index by about 6 percentage points for the fiscal half-year. The fund’s Investor Shares returned –11.1% and the Admiral Shares –11.0%. The index—which is 65% stocks (based on the S&P 500 Index) and 35% bonds (based on the Lehman Long U.S. Treasury Index)—returned –5.0%.

The investment environment

The fund began the period with an allocation of 80% stocks, 10% bonds, and 10% cash. In October, we increased the stock allocation from 80% to 90% as the equity risk premium (the differential between expected returns from stocks and bonds) widened. Consensus earnings forecasts and long-term growth estimates for U.S. corporations remained strong, while stock prices dropped. Meanwhile, cash yields declined, prompting us to decrease the fund’s cash allocation from 10% to 0% during the month.

The S&P 500 tumbled –4.2% in November on worries that the rising number of financial sector write-downs would infect all industries, oil prices would continue to rise, and the U.S. economy might indeed fall into recession. Investors sought the perceived safety of bonds, helping the Lehman Long U.S. Treasury Index to gain 4.6%. Our computer model responded by recommending that the fund shift out of bonds and into a mix of 95% stocks and 5% cash. The divergent performance of stocks and bonds caused the equity risk premium to widen further during November, as earnings forecasts and long-term growth estimates for the S&P 500 remained strong. Meanwhile, low bond yields did not sufficiently reward investors for the additional investment risk relative to cash.

Early in December, the model recommended that we trim the fund’s stock exposure after the S&P 500 Index posted a gain of approximately 6% since our last reallocation. We shifted the equity allocation from 95% to 90% and increased the cash allocation to 10%. Our model continued to indicate that bonds were expensive relative to cash on a risk-adjusted basis.

The S&P 500 tumbled –6.0% in January in response to more write-downs by large banks with subprime exposure and fears that a U.S. recession was in fact under-

7

way. To placate the markets, the Federal Reserve Board cut its benchmark federal funds target rate twice late in the month—a 1.25-percentage-point reduction that amounted to the fastest easing of monetary policy since 1990. During January, we increased the fund’s equity allocation from 90% to 100% and decreased the cash allocation from 10% to 0%. Long-term consensus forecasts remained quite solid for the majority of S&P 500 companies despite the decline in equity prices. Coupled with remarkably low bond yields, this outlook resulted in an exceptionally attractive equity risk premium.

Investors remained risk-averse in February and March as fears persisted about leverage in the financial system and continued problems in the subprime lending and housing markets. Record numbers of home foreclosures and loan defaults by various mortgage-related entities spurred concern that credit losses were deepening. In response, the Fed worked aggressively and creatively to ease the strains on the financial system. Fed officials cut the federal funds rate by another 0.75 percentage point, made their first loans to nonbanks since the 1930s, and helped to orchestrate the sale of failing investment bank Bear Stearns. In the statement accompanying the rate cut, the Fed made note of slower consumer spending, a softening labor market, financial market stress, tight credit conditions, and further contraction in the housing market. The fund’s allocation remained at 100% stocks as the fiscal half-year ended.

Our outlook

We follow a disciplined process that focuses on forward-looking, risk-adjusted returns. We evaluate each asset class return separately and comparatively and then determine an asset allocation most likely to maximize long-run, risk-adjusted returns. Our analysis suggests that the decline in equity prices and the rise in bond prices have been primarily due to investors’ increased risk aversion in reaction to uncertainty surrounding the subprime debacle, rather than to changes in economic fundamentals.

The majority of the corporations in the S&P 500 today have very healthy balance sheets, with leverage at historical lows, ample short-term assets to cover interest payments, and excellent cash flow and margins. Our calculations suggest that the S&P 500 should return about 10% annually over the next ten years. In contrast, high-grade corporate bonds currently trade at a yield of just over 6%. With an extremely wide risk premium of over 4 percentage points, our model recommends a 100% allocation to stocks.

Charles J. Jacklin, President and

Chief Executive Officer

Thomas F. Loeb, Chairman

Helen Potter, CFA, Managing Director

Mellon Capital Management Corporation April 16, 2008

8

Fund Profile

As of March 31, 2008

Total Fund Characteristics

Turnover Rate	4%[1]
Expense Ratio
Investor Shares	0.29%[1]
Admiral Shares	0.20%[1]
Short-Term Reserves	–0.2%[2]

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[3]	Index[4]
Consumer Discretionary	8.7%	8.7%	9.4%
Consumer Staples	11.1	11.1	9.6
Energy	13.2	13.3	12.7
Financials	16.8	16.7	17.7
Health Care	11.7	11.7	11.7
Industrials	12.2	12.2	12.2
Information Technology	15.7	15.7	15.6
Materials	3.6	3.6	4.1
Telecommunication Services	3.4	3.4	3.1
Utilities	3.6	3.6	3.9

Total Fund Volatility Measures[5]
	Fund Versus	Fund Versus
	Composite Index[6]	Broad Index[4]
R-Squared	0.82	0.97
Beta	1.37	0.87

Ten Largest Stocks[7] (% of equity portfolio)

ExxonMobil Corp.	integrated oil and gas	3.9%
General Electric Co.	Industrial conglomerate	3.2
AT&T Inc.	Integrated telecommunication services	2.0
Microsoft Corp.	systems software	2.0
The Procter & Gamble Co.	household products	1.9
Johnson & Johnson	pharmaceuticals	1.6
Chevron Corp.	integrated oil and gas	1.5
Bank of America Corp.	diversified financial services	1.5
International Business Machines Corp.	computer hardware	1.4
JPMorgan Chase & Co.	diversified financial services	1.3
Top Ten		20.3%
Top Ten as % of Total Net Assets		15.4%

Fund’s Exposure to Asset Classes8

1	Annualized.
2

The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

3	S&P 500 Index.
4	Dow Jones Wilshire 5000 Index.
5	For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 28–29.
6	65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.
7	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
8	Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

9

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	500	500	4,811
Median Market Cap	$48.2B	$48.2B	$33.8B
Price/Earnings Ratio	16.2x	16.3x	16.9x
Price/Book Ratio	2.5x	2.5x	2.4x
Dividend Yield	2.2%	2.2%	2.0%
Return on Equity	20.6%	20.6%	19.5%
Earnings Growth Rate	20.1%	20.0%	20.0%
Foreign Holdings	0.1%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund[3]	Index[4]	Index[5]
Number of Bonds	0	34	9,175
Average Coupon	—	6.7%	5.4%
Average Effective Maturity	—	17.7 years	7.0 years
Average Quality[6]	—	AAA	AA1
Average Duration	—	11.4 years	4.4 years

Equity Investment Focus

Fixed Income Investment Focus

1	S&P 500 Index.
2	Dow Jones Wilshire 5000 Index.

3 As of March 31, 2008, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.

4	Lehman Long U.S. Treasury Index.
5	Lehman U.S. Aggregate Bond Index.
6	Moody’s Investors Service.

See pages 28 and 29 for a glossary of investment terms.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1997–March 31, 2008
	Investor Shares
				Composite
Fiscal	Capital	Income	Total	Index Total
Year	Return	Return	Return	Return[1]
1998	11.5%	3.7%	15.2%	14.2%
1999	10.5	4.2	14.7	14.4
2000	7.0	4.4	11.4	12.4
2001	–16.6	3.1	–13.5	–13.8
2002	–18.5	2.1	–16.4	–8.8
2003	24.1	1.7	25.8	17.4
2004	10.9	1.9	12.8	10.8
2005	9.4	2.2	11.6	10.6
2006	8.8	2.2	11.0	7.9
2007	13.3	2.4	15.7	12.3
2008[2]	–12.2	1.1	–11.1	–5.0

Average Annual Total Returns: Periods Ended March 31, 2008

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	11/3/1988	–4.11%	11.30%	2.61%	2.61%	5.22%
Admiral Shares	8/13/2001	–4.03	11.42	3.04[4]	2.13[4]	5.17[4]

1 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

2 Six months ended March 31, 2008.

3Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

11

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (76.2)%[1]
Consumer Discretionary (6.7%)
	McDonald’s Corp.	984,950	54,931
	Comcast Corp. Class A	2,563,114	49,571
	The Walt Disney Co.	1,579,216	49,556
	Time Warner, Inc.	2,998,828	42,044
	Home Depot, Inc.	1,407,808	39,376
	News Corp., Class A	1,913,260	35,874
	Target Corp.	689,305	34,934
	Lowe’s Cos., Inc.	1,230,873	28,236
	NIKE, Inc. Class B	318,689	21,671
*	Viacom Inc. Class B	544,446	21,571
*	Amazon.com, Inc.	254,068	18,115
	Johnson Controls, Inc.	489,630	16,549
	Yum! Brands, Inc.	428,386	15,940
*	DIRECTV Group, Inc.	602,658	14,940
	Carnival Corp.	360,069	14,576
	Staples, Inc.	584,198	12,917
	CBS Corp.	580,204	12,811
	Omnicom Group Inc.	277,450	12,258
	TJX Cos., Inc.	367,868	12,165
	Best Buy Co., Inc.	291,148	12,071
	Clear Channel Communications, Inc.	412,947	12,066
*	Kohl’s Corp.	265,861	11,403
*	Starbucks Corp.	611,242	10,697
	International Game Technology	261,669	10,522
	The McGraw-Hill Cos., Inc.	272,952	10,086
*	Ford Motor Co.	1,721,399	9,846
*	Coach, Inc.	309,836	9,342
	Marriott International, Inc. Class A	270,150	9,282
	Starwood Hotels & Resorts Worldwide, Inc.	172,245	8,914
	General Motors Corp.	467,668	8,909
	Fortune Brands, Inc.	126,110	8,765
	Macy’s Inc.	373,035	8,602
	Harley-Davidson, Inc.	211,231	7,921
	The Gap, Inc.	386,399	7,604
	J.C. Penney Co., Inc. (Holding Co.)	181,879	6,859
*	GameStop Corp. Class A	132,053	6,828
*	Bed Bath & Beyond, Inc.	230,497	6,800
	Mattel, Inc.	310,754	6,184
*^	Sears Holdings Corp.	60,521	6,179
	VF Corp.	73,394	5,689
	Genuine Parts Co.	139,298	5,603

	Gannett Co., Inc.	189,394	5,502
	Whirlpool Corp.	61,839	5,366
	H & R Block, Inc.	258,119	5,359
	Abercrombie & Fitch Co.	71,645	5,240
	Newell Rubbermaid, Inc.	224,936	5,144
	Nordstrom, Inc.	155,964	5,084
*	Apollo Group, Inc. Class A	114,439	4,944
*	The Goodyear Tire & Rubber Co.	189,064	4,878
	Limited Brands, Inc.	274,400	4,692
	Tiffany & Co.	109,992	4,602
	Sherwin-Williams Co.	88,729	4,529
*	AutoZone Inc.	36,622	4,169
	Eastman Kodak Co.	229,134	4,049
	Darden Restaurants Inc.	115,798	3,769
*	Expedia, Inc.	168,209	3,682
	Hasbro, Inc.	130,966	3,654
	Black & Decker Corp.	55,007	3,636
	D. R. Horton, Inc.	223,127	3,514
*	IAC/InterActiveCorp	168,488	3,498
*	Interpublic Group of Cos., Inc.	401,548	3,377
	Wyndham Worldwide Corp.	156,688	3,240
	Washington Post Co. Class B	4,841	3,202
	The Stanley Works	63,929	3,044
	Polo Ralph Lauren Corp.	48,927	2,852
	E.W. Scripps Co. Class A	67,013	2,815
*	Office Depot, Inc.	229,753	2,539
	Snap-On Inc.	48,919	2,488
	Pulte Homes, Inc.	168,599	2,453
	Family Dollar Stores, Inc.	120,074	2,341
	Centex Corp.	94,501	2,288
	Leggett & Platt, Inc.	147,892	2,255

12

			Market
			Value•
		Shares	($000)
	Harman International Industries, Inc.	51,619	2,247
^	New York Times Co. Class A	114,298	2,158
	Lennar Corp. Class A	112,781	2,121
*	AutoNation, Inc.	134,292	2,010
	Wendy’s International, Inc.	86,936	2,005
*	Big Lots Inc.	88,476	1,973
	RadioShack Corp.	105,451	1,714
	KB Home	64,264	1,589
	Liz Claiborne, Inc.	83,913	1,523
	Meredith Corp.	34,621	1,324
	Brunswick Corp.	76,550	1,222
	Jones Apparel Group, Inc.	88,699	1,190
	OfficeMax, Inc.	59,389	1,137
	Dillard’s Inc.	49,125	845
			839,470
Consumer Staples (8.4%)
	The Procter & Gamble Co.	2,576,578	180,541
	Wal-Mart Stores, Inc.	1,960,314	103,269
	The Coca-Cola Co.	1,660,921	101,100
	PepsiCo, Inc.	1,340,010	96,749
	Philip Morris International Inc.	1,753,871	88,711
	CVS/Caremark Corp.	1,208,068	48,939
	Kraft Foods Inc.	1,283,622	39,805
	Altria Group, Inc.	1,753,871	38,936
	Colgate-Palmolive Co.	421,449	32,835
	Walgreen Co.	821,209	31,280
	Anheuser-Busch Cos., Inc.	608,824	28,889
	Costco Wholesale Corp.	360,135	23,398
	Kimberly-Clark Corp.	357,974	23,107
	Archer-Daniels-Midland Co.	531,373	21,871
	General Mills, Inc.	283,492	16,975
	The Kroger Co.	581,104	14,760
	Sysco Corp.	499,659	14,500
	Avon Products, Inc.	359,184	14,202
	H.J. Heinz Co.	268,192	12,597
	Kellogg Co.	218,658	11,493
	Wm. Wrigley Jr. Co.	177,934	11,181
	Safeway, Inc.	359,547	10,553
	ConAgra Foods, Inc.	407,086	9,750
	Sara Lee Corp.	604,678	8,453
	Reynolds American Inc.	139,447	8,232
	UST, Inc.	127,771	6,966
	The Clorox Co.	114,909	6,508
	Campbell Soup Co.	182,608	6,200
	Coca-Cola Enterprises, Inc.	237,314	5,743
	Molson Coors Brewing Co. Class B	108,006	5,678
	The Hershey Co.	141,861	5,344
	SuperValu Inc.	166,683	4,997
	The Estee Lauder Cos. Inc. Class A	102,471	4,698
	Brown-Forman Corp. Class B	67,690	4,482
	McCormick & Co., Inc.	105,808	3,912
	The Pepsi Bottling Group, Inc.	113,571	3,851
	^Whole Foods Market, Inc.	113,671	3,748
	Tyson Foods, Inc.	223,444	3,564
*	Constellation Brands, Inc. Class A	166,530	2,943
	Dean Foods Co.	106,084	2,131
			1,062,891
Energy (10.1%)

	ExxonMobil Corp.	4,481,892	379,078
	Chevron Corp.	1,739,833	148,512
	ConocoPhillips Co.	1,310,178	99,849
	Schlumberger Ltd.	996,762	86,718
	Occidental Petroleum Corp.	688,955	50,411
	Devon Energy Corp.	368,601	38,456
*	Transocean, Inc.	261,876	35,406
	Apache Corp.	273,628	33,060
	Halliburton Co.	731,042	28,752
	Marathon Oil Corp.	588,883	26,853
	XTO Energy, Inc.	418,352	25,879
	Anadarko Petroleum Corp.	386,398	24,355
	EOG Resources, Inc.	202,321	24,279
	Valero Energy Corp.	460,015	22,591
	Hess Corp.	228,044	20,109
*	Weatherford International Ltd.	274,411	19,887
	Baker Hughes, Inc.	264,101	18,091
*	National Oilwell Varco Inc.	295,412	17,246
	Chesapeake Energy Corp.	361,849	16,699
	Williams Cos., Inc.	496,068	16,360
	Murphy Oil Corp.	152,357	12,515
	Spectra Energy Corp.	515,591	11,730
	Noble Corp.	221,822	11,018
	Peabody Energy Corp.	215,252	10,978
	Smith International, Inc.	163,461	10,499
	CONSOL Energy, Inc.	149,812	10,365
	Noble Energy, Inc.	140,835	10,253
	El Paso Corp.	560,897	9,333
*	Nabors Industries, Inc.	248,107	8,379
	Range Resources Corp.	123,891	7,861
*	Cameron International Corp.	181,584	7,561
	ENSCO International, Inc.	120,738	7,561
	BJ Services Co.	232,296	6,623
	Sunoco, Inc.	97,600	5,121
	Rowan Cos., Inc.	85,553	3,523
	Tesoro Corp.	112,602	3,378
			1,269,289
Financials (12.8%)
	Bank of America Corp.	3,709,672	140,634
	JPMorgan Chase & Co.	2,836,424	121,824
	Citigroup, Inc.	4,347,759	93,129
	American
	International Group, Inc.	2,104,177	91,006
	Wells Fargo & Co.	2,753,139	80,116
	The Goldman
	Sachs Group, Inc.	329,929	54,567
	U.S. Bancorp	1,436,720	46,492
	Wachovia Corp.	1,636,031	44,173
	American Express Co.	970,207	42,417

13

			Market
			Value•
		Shares	($000)
	Morgan Stanley	922,433	42,155
	Bank of New York Mellon Corp.	953,997	39,810
	MetLife, Inc.	592,220	35,687
	Merrill Lynch & Co., Inc.	811,334	33,054
	Prudential Financial, Inc.	376,659	29,474
	AFLAC Inc.	405,661	26,348
	State Street Corp.	323,883	25,587
	The Travelers Cos., Inc.	518,033	24,788
	The Allstate Corp.	473,490	22,756
	Fannie Mae	807,306	21,248
	CME Group, Inc.	45,163	21,186
	The Hartford Financial Services Group Inc.	262,550	19,893
	PNC Financial Services Group	280,794	18,412
	Simon Property Group, Inc. REIT	184,629	17,154
	Lehman Brothers Holdings, Inc.	440,792	16,591
	SunTrust Banks, Inc.	291,325	16,064
	The Chubb Corp.	318,401	15,754
	Capital One Financial Corp.	311,924	15,353
	ACE Ltd.	271,912	14,971
	Loews Corp.	369,470	14,860
	Charles Schwab Corp.	777,141	14,634
	BB&T Corp.	456,162	14,625
	Freddie Mac	541,090	13,700
	NYSE Euronext	217,270	13,408
	Franklin Resources Corp.	134,941	13,088
	ProLogis REIT	209,258	12,317
	The Principal Financial Group, Inc.	218,048	12,150
	Lincoln National Corp.	230,515	11,987
	Regions Financial Corp.	589,232	11,637
	T. Rowe Price Group Inc.	217,405	10,870
	Marsh & McLennan Cos., Inc.	446,368	10,869
	Northern Trust Corp.	157,797	10,489
	Aon Corp.	252,534	10,152
	Ameriprise Financial, Inc.	195,329	10,128
	Equity Residential REIT	236,886	9,828
	Vornado Realty Trust REIT	110,553	9,531
	Fifth Third Bancorp	449,594	9,405
	Progressive Corp. of Ohio	579,172	9,307
	Boston Properties, Inc. REIT	98,718	9,089
	Public Storage, Inc. REIT	102,384	9,073
	Kimco Realty Corp. REIT	207,879	8,143
	Genworth Financial Inc.	358,735	8,122
	General Growth Properties Inc. REIT	199,945	7,632
	Hudson City Bancorp, Inc.	422,835	7,476
*	IntercontinentalExchange Inc.	57,076	7,448
	Washington Mutual, Inc.	721,141	7,428
	KeyCorp	324,854	7,131
	Host Hotels & Resorts Inc. REIT	422,460	6,726
	Moody’s Corp.	188,914	6,580
	Unum Group	295,306	6,500
	Discover Financial Services	396,194	6,486
	Avalonbay Communities, Inc. REIT	64,164	6,193
	HCP, Inc. REIT	181,679	6,143
	Legg Mason Inc.	107,214	6,002
*	SLM Corp.	389,630	5,981
	Leucadia National Corp.	130,894	5,919
	Plum Creek Timber Co. Inc. REIT	139,644	5,684
	National City Corp.	523,381	5,208

	Cincinnati Financial Corp.	134,569	5,119
	Marshall & Ilsley Corp.	220,287	5,111
^	American Capital Strategies, Ltd.	149,292	5,100
	M & T Bank Corp.	61,695	4,965
	Assurant, Inc.	81,477	4,959
	Torchmark Corp.	80,435	4,835
	XL Capital Ltd. Class A	151,709	4,483
	Comerica, Inc.	126,388	4,434
	Developers Diversified Realty Corp. REIT	105,068	4,400
	Zions Bancorp	84,934	3,869
	Safeco Corp.	81,452	3,574
	Huntington Bancshares Inc.	310,921	3,342
*	CB Richard Ellis Group, Inc.	151,363	3,276
	Janus Capital Group Inc.	134,432	3,128
	Apartment Investment & Management Co.
	Class A REIT	79,075	2,832
	Federated Investors, Inc.	72,072	2,822
^	Countrywide Financial Corp.	502,722	2,765
	Sovereign Bancorp, Inc.	289,767	2,701
	MBIA, Inc.	175,505	2,145
	CIT Group Inc.	158,267	1,875
^	First Horizon National Corp.	99,252	1,391
	Ambac Financial Group, Inc.	239,520	1,377
*^	E*TRADE Financial Corp.	340,521	1,314
	Bear Stearns Co., Inc.	97,427	1,022
^	MGIC Investment Corp.	67,974	716
			1,614,147
	Health Care (8.9%)
	Johnson & Johnson	2,374,235	154,017
	Pfizer Inc.	5,666,312	118,596
	Abbott Laboratories	1,281,680	70,685
	Merck & Co., Inc.	1,807,370	68,590
	Wyeth	1,116,661	46,632
	Medtronic, Inc.	940,671	45,500
	Eli Lilly & Co.	813,449	41,966
*	Gilead Sciences, Inc.	761,740	39,252
*	Amgen, Inc.	903,662	37,755
	UnitedHealth Group Inc.	1,072,035	36,835

14

			Market
			Value•
		Shares	($000)
	Bristol-Myers Squibb Co.	1,637,659	34,882
	Baxter International, Inc.	526,055	30,416
*	Celgene Corp.	364,448	22,337
*	WellPoint Inc.	462,825	20,424
*	Thermo Fisher Scientific, Inc.	351,629	19,987
*	Medco Health Solutions, Inc.	443,796	19,434
	Schering-Plough Corp.	1,344,832	19,379
	Covidien Ltd.	412,320	18,245
	Aetna Inc.	415,153	17,474
	Becton, Dickinson & Co.	199,404	17,119
*	Genzyme Corp.	218,693	16,301
	Cardinal Health, Inc.	308,281	16,188
*	Biogen Idec Inc.	245,056	15,117
*	Zimmer Holdings, Inc.	194,058	15,109
	Allergan, Inc.	255,027	14,381
*	Boston Scientific Corp.	1,097,834	14,129
*	Express Scripts Inc.	214,095	13,771
	Stryker Corp.	201,213	13,089
	McKesson Corp.	243,276	12,740
*	St. Jude Medical, Inc.	286,823	12,388
*	Forest Laboratories, Inc.	257,618	10,307
	CIGNA Corp.	236,062	9,577
	C.R. Bard, Inc.	82,567	7,959
*	Laboratory Corp. of America Holdings	100,083	7,374
*	Humana Inc.	139,793	6,271
	AmerisourceBergen Corp.	150,410	6,164
	Quest Diagnostics, Inc.	129,974	5,884
*	Hospira, Inc.	126,806	5,423
*	Coventry Health Care Inc.	127,094	5,128
*	Waters Corp.	88,155	4,910
*	Varian Medical Systems, Inc.	104,169	4,879
	Applera Corp.–Applied Biosystems Group	147,703	4,854
*	Barr Pharmaceuticals Inc.	83,689	4,043
*	Patterson Cos.	108,854	3,951
	IMS Health, Inc.	169,550	3,562
*	Millipore Corp.	44,232	2,982
	^Mylan Inc.	217,352	2,521
	PerkinElmer, Inc.	103,197	2,503
*	Watson Pharmaceuticals, Inc.	80,584	2,363
*	Tenet Healthcare Corp.	352,444	1,995
*	King Pharmaceuticals, Inc.	203,021	1,766
			1,127,154
Industrials (9.3%)
	General Electric Co.	8,352,334	309,120
	United Parcel Service, Inc.	867,854	63,371
	United Technologies Corp.	822,510	56,605
	The Boeing Co.	647,705	48,170
	3M Co.	595,261	47,115
	Caterpillar, Inc.	530,789	41,555
	Honeywell International Inc.	625,001	35,263
	Emerson Electric Co.	656,844	33,801
	Deere & Co.	368,160	29,615
	Lockheed Martin Corp.	287,821	28,581
	General Dynamics Corp.	334,442	27,882
	Union Pacific Corp.	221,606	27,785
	FedEx Corp.	256,069	23,730
	Raytheon Co.	359,388	23,220
	Burlington Northern Santa Fe Corp.	249,826	23,039

	Northrop Grumman Corp.	284,041	22,101
	CSX Corp.	348,802	19,557
	Tyco International, Ltd.	412,286	18,161
	Norfolk Southern Corp.	320,809	17,426
	Illinois Tool Works, Inc.	343,451	16,565
	Danaher Corp.	203,174	15,447
	Waste Management, Inc.	432,466	14,514
	PACCAR, Inc.	308,186	13,868
	Precision Castparts Corp.	114,326	11,670
	L-3 Communications Holdings, Inc.	104,530	11,429
	Textron, Inc.	203,238	11,263
	Fluor Corp.	72,793	10,275
	Ingersoll-Rand Co.	226,016	10,076
	Parker Hannifin Corp.	141,613	9,810
	Eaton Corp.	118,696	9,457
	Cummins Inc.	170,492	7,982
	Southwest Airlines Co.	640,085	7,937
	Expeditors International of Washington, Inc.	175,306	7,920
	Rockwell Collins, Inc.	138,223	7,899
	C.H. Robinson Worldwide Inc.	144,033	7,835
	ITT Industries, Inc.	149,792	7,761
*	Jacobs Engineering Group Inc.	98,706	7,264
	Rockwell Automation, Inc.	124,819	7,167
	Dover Corp.	164,975	6,893
	Trane, Inc.	149,985	6,884
	Masco Corp.	323,463	6,414
	Pitney Bowes, Inc.	180,473	6,320
	Cooper Industries, Inc. Class A	152,341	6,116
	Goodrich Corp.	99,493	5,722
	R.R. Donnelley & Sons Co.	177,565	5,382
*	Terex Corp.	80,820	5,051
	W.W. Grainger, Inc.	59,632	4,555
	The Manitowoc Co., Inc.	104,048	4,245
	Avery Dennison Corp.	85,261	4,199
	Equifax, Inc.	117,279	4,044
	Pall Corp.	97,056	3,404
	Robert Half International, Inc.	132,055	3,399
	Cintas Corp.	109,034	3,112
	Ryder System, Inc.	47,078	2,868
*	Monster Worldwide Inc.	102,047	2,471
*	Allied Waste Industries, Inc.	227,328	2,457
			1,175,772
Information Technology (12.0%)
	Microsoft Corp.	6,686,769	189,771
	International Business Machines Corp.	1,151,962	132,637
*	Cisco Systems, Inc.	4,996,860	120,374
*	Apple Inc.	730,308	104,799

15

			Market
			Value•
		Shares	($000)
	Intel Corp.	4,843,248	102,580
	Hewlett-Packard Co.	2,078,924	94,924
*	Google Inc.	192,999	85,010
*	Oracle Corp.	3,278,825	64,134
	QUALCOMM Inc.	1,357,703	55,666
*	Dell Inc.	1,859,221	37,036
*	Yahoo! Inc.	1,108,600	32,072
	Texas Instruments, Inc.	1,123,997	31,775
	Corning, Inc.	1,304,525	31,361
*	eBay Inc.	947,462	28,272
*	EMC Corp.	1,733,323	24,856
	Applied Materials, Inc.	1,142,895	22,298
	Automatic Data Processing, Inc.	436,549	18,505
	Motorola, Inc.	1,919,552	17,852
*	Adobe Systems, Inc.	485,003	17,261
	Tyco Electronics Ltd.	410,134	14,076
	Western Union Co.	636,034	13,528
*	MEMC Electronic Materials, Inc.	186,924	13,253
*	Electronic Arts Inc.	257,060	12,832
*	Symantec Corp.	740,683	12,310
	Xerox Corp.	774,851	11,600
*	Juniper Networks, Inc.	438,189	10,955
*	Sun Microsystems, Inc.	696,276	10,813
*	Agilent Technologies, Inc.	332,127	9,907
	Paychex, Inc.	275,137	9,426
*	NVIDIA Corp.	445,557	8,818
	CA, Inc.	340,712	7,666
*	Intuit, Inc.	282,860	7,640
	Analog Devices, Inc.	254,405	7,510
*	Broadcom Corp.	378,995	7,303
*	Fiserv, Inc.	145,146	6,980
	Electronic Data Systems Corp.	418,125	6,962
*	Cognizant Technology Solutions Corp.	236,159	6,808
*	VeriSign, Inc.	186,707	6,206
	Linear Technology Corp.	198,338	6,087
*	NetApp, Inc.	302,675	6,069
	KLA-Tencor Corp.	160,937	5,971
	Xilinx, Inc.	248,994	5,914
*	Autodesk, Inc.	187,665	5,908
*	Computer Sciences Corp.	139,869	5,705
	Microchip Technology, Inc.	173,870	5,691
*	BMC Software, Inc.	165,242	5,374
	Altera Corp.	287,774	5,304
	Fidelity National Information Services, Inc.	137,147	5,231
*	Affiliated Computer Services, Inc. Class A	91,615	4,591
*	Citrix Systems, Inc.	154,293	4,525
*	SanDisk Corp.	183,959	4,152
	National Semiconductor Corp.	211,419	3,873
*	Akamai Technologies, Inc.	134,561	3,789
	Total System Services, Inc.	153,235	3,626
*	Micron Technology, Inc.	599,703	3,580
*	LSI Corp.	663,779	3,286
*	Teradata Corp.	141,255	3,116
	Molex, Inc.	113,597	2,631
*	Advanced Micro Devices, Inc.	443,604	2,613
*	Lexmark International, Inc.	77,777	2,389
*	Compuware Corp.	295,025	2,165
*	JDS Uniphase Corp.	161,708	2,165

*	Novellus Systems, Inc.	102,109	2,149
*	Ciena Corp.	64,968	2,003
*	QLogic Corp.	125,206	1,922
*	Teradyne, Inc.	153,662	1,908
*	Tellabs, Inc.	343,968	1,875
*	Novell, Inc.	275,590	1,733
*	Convergys Corp.	112,062	1,688
	Jabil Circuit, Inc.	154,917	1,466
*	Unisys Corp.	273,899	1,213
			1,515,488
Materials (2.7%)
	Monsanto Co.	452,363	50,438
	E.I. du Pont de Nemours & Co.	745,889	34,878
	Freeport-McMoRan Copper &
	Gold, Inc. Class B	314,641	30,275
	Dow Chemical Co.	785,184	28,934
	Alcoa Inc.	703,659	25,374
	Praxair, Inc.	265,263	22,343
	Newmont Mining Corp. (Holding Co.)	374,472	16,964
	Nucor Corp.	245,195	16,610
	Air Products & Chemicals, Inc.	179,124	16,479
	United States Steel Corp.	97,363	12,352
	Weyerhaeuser Co.	178,398	11,603
	International Paper Co.	370,183	10,069
	PPG Industries, Inc.	131,837	7,977
	Ecolab, Inc.	144,830	6,290
	Sigma-Aldrich Corp.	105,416	6,288
	Allegheny Technologies Inc.	81,556	5,820
	Vulcan Materials Co.	86,192	5,723
	Rohm & Haas Co.	103,963	5,622
	Eastman Chemical Co.	69,701	4,353
	MeadWestvaco Corp.	148,525	4,043
	Ball Corp.	79,071	3,633
	Sealed Air Corp.	126,684	3,199
	International Flavors & Fragrances, Inc.	66,135	2,913
*	Pactiv Corp.	107,997	2,831
	Ashland, Inc.	49,689	2,350
	Bemis Co., Inc.	87,237	2,218
	Hercules, Inc.	83,670	1,530
	Titanium Metals Corp.	72,106	1,085
			342,194

16

			Market
			Value•
		Shares	($000)
Telecommunication Services (2.6%)
	AT&T Inc.	5,031,596	192,710
	Verizon Communications Inc.	2,397,943	87,405
	Sprint Nextel Corp.	2,363,625	15,813
*	American Tower Corp. Class A	341,040	13,372
^	Qwest Communications International Inc.	1,300,682	5,892
	Embarq Corp.	126,534	5,074
	Windstream Corp.	385,633	4,608
	CenturyTel, Inc.	100,184	3,330
	Citizens Communications Co.	295,406	3,099
			331,303
Utilities (2.7%)
	Exelon Corp.	547,538	44,498
	Southern Co.	625,156	22,262
	FPL Group, Inc.	335,727	21,064
	Dominion Resources, Inc.	491,396	20,069
	Duke Energy Corp.	1,041,526	18,591
	Entergy Corp.	161,262	17,590
	FirstEnergy Corp.	252,904	17,354
	Public Service Enterprise Group, Inc.	415,876	16,714
	PPL Corp.	318,145	14,609
	American Electric Power Co., Inc.	329,027	13,697
	Edison International	270,203	13,245
	Constellation Energy Group, Inc.	149,171	13,167
	Sempra Energy	218,961	11,666
	PG&E Corp.	293,048	10,790
*	AES Corp.	555,252	9,256
	Progress Energy, Inc.	210,226	8,766
	Consolidated Edison Inc.	220,618	8,759
	Questar Corp.	140,840	7,966
	Ameren Corp.	167,847	7,392
	Allegheny Energy, Inc.	137,727	6,955
	Xcel Energy, Inc.	341,539	6,814
	DTE Energy Co.	145,198	5,647
	Pepco Holdings, Inc.	160,026	3,956
	NiSource, Inc.	224,485	3,870
	CenterPoint Energy Inc.	264,033	3,768
*	Dynegy, Inc.	379,383	2,993
	Pinnacle West Capital Corp.	81,090	2,845
	Integrys Energy Group, Inc.	57,303	2,673
	TECO Energy, Inc.	158,784	2,533
	CMS Energy Corp.	183,404	2,483
	Nicor Inc.	33,136	1,110
			343,102
Total Common Stocks
(Cost $6,484,725)			9,620,810
Temporary Cash Investments (23.8%)[1]
Money Market Fund (18.6%)
2	Vanguard Market Liquidity
	Fund, 2.800%	2,327,216,592	2,327,217
2	Vanguard Market Liquidity
	Fund, 2.800%—Note F	15,685,600	15,686
			2,342,903
		Face
		Amount
		($000)
Commercial Paper (3.9%)

Bank of Scotland PLC
2.528%, 6/17/08	50,000	49,707
Barclays US Funding LLC
2.551%, 6/18/08	50,000	49,702
CBA (Delaware) Finance Inc.
2.769%, 6/12/08	36,500	36,300
Citigroup Funding Inc.
2.536%, 6/18/08	50,000	49,702
Dexia Delaware LLC
2.947%, 6/5/08	50,000	49,752
Lloyds TSB Bank
2.668%, 6/13/08	20,000	19,889
Rabobank USA Financial Corp.
2.313%, 6/16/08	50,000	49,710
Royal Bank of Scotland
Group PLC
2.739%, 6/11/08	50,000	49,729
Santander Central Hispano
Finance (Delaware), Inc.
2.759%, 6/11/08	32,000	31,825
Societe Generale N.A. Inc.
3.004%, 6/9/08	50,000	49,737
UBS Finance (Delaware), LLC
2.536%, 6/17/08	50,000	49,706
485,759
U.S. Government Obligation (1.3%)
U.S. Treasury Bill
3	0.862%, 6/19/08	168,420	167,959
Total Temporary Cash Investments
(Cost $2,996,877)	2,996,621
Total Investments (100.0%)
(Cost $9,481,602)	12,617,431
Other Assets and Liabilities (0.0%)
Other Assets—Note C	57,318
Liabilities—Note F	(54,421)
2,897
Net Assets (100%)	12,620,328

17

At March 31, 2008, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	9,796,336
Undistributed Net Investment Income	57,229
Accumulated Net Realized Losses	(392,542)
Unrealized Appreciation
Investment Securities	3,135,829
Futures Contracts	23,476
Net Assets	12,620,328

Investor Shares—Net Assets
Applicable to 389,628,764 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	10,583,676
Net Asset Value Per Share—
Investor Shares	$27.16

Admiral Shares—Net Assets
Applicable to 33,388,172 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	2,036,652
Net Asset Value Per Share—
Admiral Shares	$61.00

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Securities with a value of $167,959,000 have been segregated as initial margin for open futures contracts.

4 See Note D in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

18

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends	106,399
Interest[1]	68,188
Security Lending	172
Total Income	174,759
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,051
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative
Investor Shares	9,348
Admiral Shares	900
Marketing and Distribution
Investor Shares	1,084
Admiral Shares	165
Custodian Fees	139
Shareholders’ Reports
Investor Shares	40
Admiral Shares	2
Trustees’ Fees and Expenses	7
Total Expenses	18,736
Net Investment Income	156,023
Realized Net Gain (Loss)
Investment Securities Sold	69,917
Futures Contracts	(237,541)
Realized Net Gain (Loss)	(167,624)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,554,821)
Futures Contracts	7,830
Change in Unrealized Appreciation (Depreciation)	(1,546,991)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,558,592)

1	Interest income from an affiliated company of the fund was $54,211,000.

19

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	156,023	301,090
Realized Net Gain (Loss)	(167,624)	277,636
Change in Unrealized Appreciation (Depreciation)	(1,546,991)	1,322,313
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,558,592)	1,901,039
Distributions
Net Investment Income
Investor Shares	(141,559)	(231,821)
Admiral Shares	(28,895)	(46,845)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(170,454)	(278,666)
Capital Share Transactions—Note G
Investor Shares	197,181	439,424
Admiral Shares	9,604	198,449
Net Increase (Decrease) from Capital Share Transactions	206,785	637,873
Total Increase (Decrease)	(1,522,261)	2,260,246
Net Assets
Beginning of Period	14,142,589	11,882,343
End of Period[1]	12,620,328	14,142,589

1	Net Assets—End of Period includes undistributed net investment income of $57,229,000 and $71,660,000.

20

Financial Highlights

Investor Shares

	Six Months
	Ended	Year Ended September 30,
For a Share Outstanding	March 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$30.92	$27.29	$25.08	$22.92	$20.66	$16.65
Investment Operations
Net Investment Income	.34	.66	.52	.48[1]	.400	.26
Net Realized and Unrealized Gain (Loss)
on Investments	(3.73)	3.59	2.20	2.16	2.225	4.02
Total from Investment Operations	(3.39)	4.25	2.72	2.64	2.625	4.28
Distributions
Dividends from Net Investment Income	(.37)	(.62)	(.51)	(.48)	(.365)	(.27)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.37)	(.62)	(.51)	(.48)	(.365)	(.27)
Net Asset Value, End of Period	$27.16	$30.92	$27.29	$25.08	$22.92	$20.66

Total Return[2]	–11.07%	15.69%	11.00%	11.60%	12.75%	25.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,584	$11,833	$10,024	$9,333	$8,989	$7,541
Ratio of Total Expenses to
Average Net Assets[3]	0.29%*	0.37%	0.41%	0.38%	0.38%	0.43%
Ratio of Net Investment Income to
Average Net Assets	2.32%*	2.25%	2.01%	1.98%[1]	1.79%	1.34%
Portfolio Turnover Rate	4%*	6%	16%	6%	34%	43%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.04%, 0.04%, 0.01%, 0.00%, and 0.00%.

*	Annualized.

21

Admiral Shares

	Six Months
	Ended	Year Ended September 30,
For a Share Outstanding	March 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$69.43	$61.28	$56.33	$51.47	$46.39	$37.38
Investment Operations
Net Investment Income	.786	1.555	1.235	1.145[1]	.953	.625
Net Realized and Unrealized Gain (Loss)
on Investments	(8.353)	8.054	4.924	4.849	5.009	9.033
Total from Investment Operations	(7.567)	9.609	6.159	5.994	5.962	9.658
Distributions
Dividends from Net Investment Income	(.863)	(1.459)	(1.209)	(1.134)	(.882)	(.648)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.863)	(1.459)	(1.209)	(1.134)	(.882)	(.648)
Net Asset Value, End of Period	$61.00	$69.43	$61.28	$56.33	$51.47	$46.39

Total Return	–11.00%	15.81%	11.10%	11.74%	12.91%	25.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,037	$2,310	$1,858	$1,571	$691	$619
Ratio of Total Expenses to
Average Net Assets[2]	0.20%*	0.27%	0.30%	0.28%	0.27%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.41%*	2.35%	2.12%	2.08%[1]	1.90%	1.46%
Portfolio Turnover Rate	4%*	6%	16%	6%	34%	43%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.135 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.04%, 0.04%, 0.01%, 0.00%, and 0.00%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund,

23

and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the six months ended March 31, 2008, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $1,095,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2007, the fund had available realized losses of $205,370,000 to offset future net capital gains of $110,556,000 through September 30, 2011, and $94,814,000 through September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2008; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

24

At March 31, 2008, the cost of investment securities for tax purposes was $9,481,602,000. Net unrealized appreciation of investment securities for tax purposes was $3,135,829,000, consisting of unrealized gains of $3,618,054,000 on securities that had risen in value since their purchase and $482,225,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-Mini S&P 500 Index	42,038	2,782,916	21,393
S&P 500 Index	666	220,446	2,083

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2008, the fund purchased $246,917,000 of investment securities and sold $225,893,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at March 31, 2008, was $15,008,000, for which the fund received cash collateral of $15,686,000.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2008		September 30, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	721,859	25,038	1,408,264	48,079
Issued in Lieu of Cash Distributions	140,064	4,718	229,125	7,760
Redeemed	(664,742)	(22,838)	(1,197,965)	(40,514)
Net Increase (Decrease)—Investor Shares	197,181	6,918	439,424	15,325
Admiral Shares
Issued	136,961	2,087	426,525	6,387
Issued in Lieu of Cash Distributions	26,191	393	42,430	640
Redeemed	(153,548)	(2,360)	(270,506)	(4,084)
Net Increase (Decrease)—Admiral Shares	9,604	120	198,449	2,943

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$889.34	$1.37
Admiral Shares	1,000.00	889.96	0.94
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.55	$1.47
Admiral Shares	1,000.00	1,024.00	1.01

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition on page 29). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

28

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

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Q782 052008

Vanguard® U.S. Value Fund Semiannual Report

March 31, 2008

>	Vanguard U.S. Value Fund returned –13.3% for the six months ended March 31, 2008.
>	The fund outpaced both the return of its benchmark, the Russell 3000 Value Index, and the average return of competing funds.
>	Beginning February 2008, Vanguard Quantitative Equity Group joined the fund’s advisor team, overseeing the assets formerly managed by Grantham, Mayo, Van Otterloo & Co.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	25
Trustees Approve Advisory Arrangement	27
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard U.S. Value Fund	VUVLX	–13.3%
Russell 3000 Value Index		–14.0
Average Multi-Cap Value Fund[1]		–14.7

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$15.41	$11.62	$0.350	$1.510

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

In a challenging market environment, Vanguard U.S. Value Fund returned –13.3% for the fiscal half-year ended March 31, 2008. Although the fund’s performance was disappointing on an absolute basis, it met its goal of outperforming the Russell 3000 Value Index in an especially tough stock market. It also outperformed the average return among multi-cap value funds.

The fund’s success relative to its benchmark reflected, in part, the advisors’ decision to reduce the proportion of the fund’s holdings in the troubled financials sector. On an absolute basis, however, financials remained a significant hindrance, accounting for about half of the fund’s decline in value during the period.

Strong stock selection in the materials and energy sectors helped the fund, but the modestly positive returns were overwhelmed by weakness in the broader market.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –12.4% for the six months ended March 31 as investor sentiment turned bearish amid fears of a U.S. recession, the weakening U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the six months; nonetheless, each stock group posted a negative return.

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This, combined with concerns about the financial strength of the insurers backing certain municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board reduced its target for the federal funds rate aggressively. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75 percentage point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Market Barometer
			Total Returns
	Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1	Annualized.

Fund’s sector allocation helped it beat benchmark

The U.S. Value Fund aims to outperform the Russell 3000 Value Index by selecting stocks with attractive valuations and superior earnings potential. The fund’s advisors—AXA Rosenberg Investment Management LLC and Vanguard Quantitative Equity Group (QEG), which replaced Grantham, Mayo, Van Otterloo & Co. LLC toward the end of the period—use separate but complementary, quantitative, computer-driven models to select value stocks. Value stocks are generally stocks out of favor with investors and typically have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

As the shake-up in the credit markets unfolded, the U.S. Value Fund held about 22% of its assets, on average, in the financials sector, a more or less unavoidable exposure for value-focused mutual funds. These holdings were U.S. Value Fund’s weakest performers. The fund’s holdings included struggling bond insurer Ambac Financial Group and global financial services company Citigroup, which posted returns of –91% and –53%, respectively, during the six-month period.

Still, the advisors made the best of a bad situation by underweighting financials during the period compared with the benchmark, which helped the fund limit its losses and outperform its benchmark.

Overall, seven of the ten market segments posted losses. The fund’s holdings in the consumer discretionary, information technology, and telecommunication services sectors mirrored those of the benchmark as the weakest performers, following financials.

Bright spots in the fund’s performance came from some of its smallest sectors, including materials and consumer staples. Superior stock picks such as Mosaic, one of the world’s largest fertilizer producers, which posted a 92% return, helped moderate the fund’s results for the six-month period. Energy stocks, a relatively large sector, also produced modestly positive returns.

Investment objectives unchanged with new advisor

During the past six months, the U.S. Value Fund added Vanguard Quantitative Equity Group (QEG) as one of its two advisors. QEG has spent almost 20 years developing and refining quantitative stock-selection methodologies. QEG’s addition is not expected to produce dramatic changes in the fund’s strategy. The goal is the same: outperform the benchmark index through superior stock selection.

The fund’s performance relative to the benchmark and its peer group is aided by low operating costs. The addition of QEG to the fund’s advisory team is expected to reduce the overall expense ratio a bit.

For a long-term perspective on the U.S. Value Fund’s performance and its ability to stay in line with its benchmark index, please review the Performance Summary on page 10. For more details on the fund’s performance and individual securities, see the Advisors’ Report, which begins on page 6.

In volatile markets, long-term perspective is key

As the past six months have demonstrated, the broad U.S. stock market continues to face challenges in nearly every segment of the economy.

While it’s difficult to ignore the headlines, at Vanguard we recommend that you tune out the “noise” and focus instead on how best to manage your investments. The key to successful investing in the long term is to maintain a portfolio with an appropriate mix of stock, bond, and money market funds to meet your unique needs. A balanced, diversified, and low-cost portfolio of mutual funds can help you capture market returns over the long term regardless of short-term volatility. The U.S. Value Fund can play an important role in diversifying the stock portion of such a portfolio.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him as my successor as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 10, 2008

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Multi-Cap
	Fund	Value Fund
U.S. Value Fund	0.34%	1.30%

1	Fund expense ratio reflects the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

Advisors’ Report

During the six months ended March 31, 2008, the Vanguard U.S. Value Fund returned –13.3%.

The fund’s two independent advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and of how the portfolio positioning reflects this assessment. These comments were prepared on April 16, 2008.

AXA Rosenberg Investment Management LLC

Portfolio Manager:

William E. Ricks, Ph.D., Americas Chief

Executive and Chief Investment Officer

It’s our conviction that a company’s fundamentals drive its earnings, and that the price paid for those earnings will ultimately drive investment performance. We seek to capture both short-term earnings growth and superior long-term cumulative earnings through our proprietary, bottom-up stock selection models. We believe our rigorous security-level analysis can uncover stocks with an earnings advantage—that is, stocks with the potential for superior earnings subsequent to purchase. While this

Vanguard U.S. Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AXA Rosenberg Investment	64	571	Employs an investment philosophy
Management LLC			grounded in fundamental analysis using
			a two-part quantitative model: a valuation
			model, which compares a stock’s price to
			its fair value, and an earnings forecast
			model, which identifies companies likely
			to have superior earnings.
Vanguard Quantitative	33	294	Conducts quantitative portfolio
Equity Group			management using models that assess
			valuation, marketplace sentiment, and
			balance-sheet characteristics of
			companies compared with their
			peers.614
Cash Investments	3	26	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

approach will lead to industry and style exposures that vary from the benchmark, we seek to add value primarily through intraindustry stock selection.

The six months ended March 31, 2008, were especially eventful, as turmoil continued in the credit and equity markets. The escalating fear of a potential U.S. recession helped push equity returns deeper into the red. The portfolio was well positioned to take advantage of two dominant themes during the period: the unraveling of the credit market and its impact on the financial services sector; and the continued success of energy-related stocks, even in the face of shrinking global growth projections.

The relative success of the portfolio during the period stemmed from three primary sources of active risk, all resulting from our bottom-up stock selection process: style risk, industry risk (that is, industry over- and underweightings), and stockpicking within industries. Within the first category—style risk—the portfolio was rewarded for maintaining low exposure to firms with higher levels of operating leverage. This conservative approach was among the most significant contributors to returns for the period, as businesses heavily in debt sold off their assets to pay creditors.

From an industry perspective, the fund’s consistently underweighted positions in banks and to a lesser extent broker-dealers, insurance companies, and financial investment firms were well rewarded, as each of those segments lost more than the market overall. The fund’s overweighted stakes in oil and coal resources were also exceptional sources of return as the price of oil jumped to well over $100 per barrel during the first three months of 2008. Less successful were overweighted stakes in software and information services—though the earnings prospects of stocks in these industries were attractive, excessive sensitivity to economic cycles made them sources of pain.

Finally, some of our choices within sectors significantly boosted performance. Among the best were overweighted positions in Apache, Mosaic, and Chesapeake Energy. The fund also substantially benefited from underweighting Citigroup and Fannie Mae.

Vanguard Quantitative Equity Group

Portfolio Manager:

James P. Stetler, Principal

Vanguard Quantitative Equity Group began managing its portion of the U.S. Value Fund in February 2008. Our investment process begins with our stock selection model, which has three components: valuation, market sentiment, and earnings quality. We evaluate each stock relative to its market-capitalization and industry peers based on those measures and then aggregate the evaluations into a composite score for each stock. Our portfolio emphasizes those stocks that rank highest in our evaluation and is neutral to industry, market-cap, and style exposures. We intend to make many small bets on individual securities, rather than taking large positions on a few. Coupled with a disciplined risk-control process, our stock selection model results in a portfolio with attractive valuation and profitability characteristics at an expected earnings growth rate similar to that of its benchmark.

The short period of time we have managed our portion of the fund has been one of remarkable volatility in the stock market. We are pleased that our risk-control process has been able to help insulate the portfolio from these fluctuations.

For such a short period, performance evaluations are close to meaningless, but our best results were in the financials and consumer staples sectors, while our selections in the industrials sector detracted slightly from the fund’s return.

We thank you for your investment and look forward to the remainder of the fiscal year.

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	570	1,902	4,811
Median Market Cap	$36.7B	$39.5B	$33.8B
Price/Earnings Ratio	12.9x	14.9x	16.9x
Price/Book Ratio	1.8x	1.8x	2.4x
Yield[3]	2.3%	2.9%	2.0%
Return on Equity	17.6%	17.6%	19.5%
Earnings Growth Rate	23.0%	18.2%	20.0%
Foreign Holdings	0.4%	0.0%	0.0%
Turnover Rate	80%[4]	—	—
Expense Ratio	0.34%[4]	—	—
Short-Term Reserves	0.7%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.9%	7.5%	9.4%
Consumer Staples	6.0	8.8	9.6
Energy	20.5	16.2	12.7
Financials	22.6	28.2	17.7
Health Care	6.9	7.2	11.7
Industrials	12.8	11.4	12.2
Information Technology	6.0	3.8	15.6
Materials	6.2	4.6	4.1
Telecommunication Services	6.5	5.7	3.1
Utilities	5.6	6.6	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.90	0.91
Beta	0.97	0.96

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	5.1%
General Electric Co.	Industrial conglomerates	4.3
Pfizer Inc.	pharmaceuticals	3.2
JPMorgan Chase & Co.	diversified financial services	3.1
ConocoPhillips Co.	integrated oil and gas	2.8
AT&T Inc.	Integrated telecommunication services	2.7
Verizon Communications Inc.	integrated telecommunication services	2.7
Chevron Corp.	integrated oil and gas	2.6
Bank of America Corp.	diversified financial services	1.8
Apache Corp.	oil and gas exploration and production	1.6
Top Ten		29.9%

Investment Focus

1	Russell 3000 Value Index.
2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 28–29.
4	Annualized.
5	For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 28–29.
6	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal Year Total Returns (%): June 29, 2000—March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008
				Since
	Inception Date	One Year	Five Years	Inception
U.S. Value Fund[2]	6/29/2000	–9.71%	11.76%	6.29%

1	Six months ended March 31, 2008.
2

Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights table on page 21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.6%)[1]
Consumer Discretionary (6.6%)
	Time Warner, Inc.	724,100	10,152
	CBS Corp.	352,000	7,772
	McDonald’s Corp.	108,100	6,029
*^	Mohawk Industries, Inc.	40,262	2,883
	The Walt Disney Co.	84,800	2,661
*	Big Lots Inc.	108,890	2,428
	Whirlpool Corp.	19,775	1,716
	Comcast Corp. Class A	65,400	1,265
	Home Depot, Inc.	40,800	1,141
	The Gap, Inc.	56,700	1,116
	Tupperware Brands Corp.	26,700	1,033
*	Rent-A-Center, Inc.	56,000	1,028
	Johnson Controls, Inc.	26,100	882
*	Scholastic Corp.	28,600	866
*	TRW Automotive Holdings Corp.	35,500	830
	E.W. Scripps Co. Class A	19,600	823
*	Ford Motor Co.	131,429	752
	Black & Decker Corp.	11,000	727
	Bob Evans Farms, Inc.	24,145	666
	Gannett Co., Inc.	22,700	659
	Cooper Tire & Rubber Co.	41,870	627
	Regal Entertainment Group Class A	31,800	613
*	JAKKS Pacific, Inc.	21,000	579
	Royal Caribbean Cruises, Ltd.	17,093	562
*	Entravision Communications Corp.	82,600	550
	Blyth, Inc.	27,600	544
	VF Corp.	6,700	519
*	Dollar Tree, Inc.	18,200	502
*	AutoNation, Inc.	33,000	494
	Stage Stores, Inc.	29,370	476
	RadioShack Corp.	28,370	461
	CBRL Group, Inc.	12,720	455
*	Liberty Global, Inc. Class A	10,800	368
	Service Corp. International	35,300	358
*	CEC Entertainment Inc.	12,200	352
*	IAC/InterActiveCorp	16,782	348
	NIKE, Inc. Class B	4,800	326
	News Corp., Class A	16,400	308
*	Helen of Troy Ltd.	17,630	296
	Sonic Automotive, Inc.	14,150	291
	Wyndham Worldwide Corp.	14,000	290

	Sinclair Broadcast Group, Inc.	31,874	284
*	Exide Technologies	21,370	280
*	Jack in the Box Inc.	10,280	276
	Asbury Automotive Group, Inc.	19,900	274
	Libbey, Inc.	15,668	264
	Fred’s, Inc.	25,000	256
	Brown Shoe Co., Inc.	15,100	228
*^	Avatar Holding, Inc.	5,100	222
*	Perry Ellis International Corp.	10,000	218
*	Liberty Media Corp.	8,600	195
*	AutoZone Inc.	1,700	194
*	Stoneridge, Inc.	13,300	179
*	Bluegreen Corp.	19,700	132
*	Tuesday Morning Corp.	24,950	129
	Lithia Motors, Inc.	12,500	127
	Books-a-Million Inc.	13,500	118
	Carnival Corp.	2,700	109
	Hooker Furniture Corp.	4,600	103
	Standard Motor Products, Inc.	14,300	88
	Best Buy Co., Inc.	1,600	66
	Media General, Inc. Class A	4,510	63
*^	Conn’s, Inc.	3,600	59
	Jackson Hewitt Tax Service Inc.	4,570	52
	Systemax Inc.	4,300	52
	^Bon-Ton Stores, Inc.	6,200	34
	CSS Industries, Inc.	860	30
	Group 1 Automotive, Inc.	1,200	28
	BorgWarner, Inc.	600	26
	FTD Group, Inc.	1,600	21
*	Jo-Ann Stores, Inc.	1,200	18
*	The Warnaco Group, Inc.	300	12
	Family Dollar Stores, Inc.	600	12

			Market
			Value•
		Shares	($000)
*	Expedia, Inc.	400	9
*	Maidenform Brands, Inc.	450	7
	Finish Line, Inc.	1,510	7
*	G-III Apparel Group, Ltd.	50	1
			58,921
Consumer Staples (5.6%)
	The Procter & Gamble Co.	183,600	12,865
	Philip Morris International Inc.	84,985	4,299
	Kraft Foods Inc.	133,396	4,137
	Carolina Group	51,500	3,736
	The Coca-Cola Co.	59,700	3,634
	Wal-Mart Stores, Inc.	55,376	2,917
	Archer-Daniels-Midland Co.	47,500	1,955
	Altria Group, Inc.	84,985	1,887
*	Fresh Del Monte Produce Inc.	42,100	1,532
	Coca-Cola Enterprises, Inc.	62,400	1,510
	H.J. Heinz Co.	21,300	1,000
	^Cal-Maine Foods, Inc.	28,400	948
	Molson Coors Brewing Co. Class B	18,000	946
	The Kroger Co.	35,795	909
	CVS/Caremark Corp.	21,700	879
	Universal Corp. (VA)	12,000	786
	SuperValu Inc.	23,925	717
	Reynolds American Inc.	10,700	632
*	Winn-Dixie Stores, Inc.	33,110	595
	Alberto-Culver Co.	16,200	444
	The Andersons, Inc.	9,780	436
	Nash-Finch Co.	10,900	370
*	Elizabeth Arden, Inc.	18,300	365
	Spartan Stores, Inc.	17,200	359
	Kimberly-Clark Corp.	5,500	355
	Seaboard Corp.	219	343
	The Pepsi Bottling Group, Inc.	8,200	278
	Anheuser-Busch Cos., Inc.	5,600	266
	PepsiAmericas, Inc.	6,600	169
	Village Super Market Inc. Class A	2,700	139
	Costco Wholesale Corp.	1,100	71
	Longs Drug Stores, Inc.	1,600	68
	Diamond Foods, Inc.	3,240	59
	General Mills, Inc.	900	54
	Flowers Foods, Inc.	1,800	45
	Ingles Markets, Inc.	1,800	44
	Safeway, Inc.	1,100	32
			49,781
Energy (20.0%)
	ExxonMobil Corp.	533,810	45,150
	ConocoPhillips Co.	332,590	25,347
	Chevron Corp.	271,330	23,161
	Apache Corp.	116,000	14,015
	Anadarko Petroleum Corp.	208,684	13,153
	Chesapeake Energy Corp.	230,600	10,642
	Occidental Petroleum Corp.	79,800	5,839

	Helmerich & Payne, Inc.	86,200	4,040
	Devon Energy Corp.	37,200	3,881
	Cimarex Energy Co.	62,000	3,394
	Marathon Oil Corp.	56,500	2,576
	Sunoco, Inc.	40,900	2,146
*	Oil States International, Inc.	38,050	1,705
*	Pride International, Inc.	48,700	1,702
	Overseas Shipholding Group Inc.	24,100	1,688
*	SEACOR Holdings Inc.	18,600	1,588
	Rowan Cos., Inc.	38,200	1,573
	ENSCO International, Inc.	24,383	1,527
	EOG Resources, Inc.	11,700	1,404
*	Hornbeck Offshore Services, Inc.	29,588	1,351
	Hess Corp.	14,920	1,316
	Noble Energy, Inc.	15,500	1,128
*	Swift Energy Co.	23,500	1,057
	Murphy Oil Corp.	12,800	1,051
*	Encore Acquisition Co.	24,020	968
	Tidewater Inc.	16,500	909
*	Forest Oil Corp.	16,200	793
	General Maritime Corp.	25,200	595
*	Bois d’Arc Energy, Inc.	24,100	518
*	Unit Corp.	8,160	462
*	Trico Marine Services, Inc.	10,299	401
*	Nabors Industries, Inc.	10,400	351
*	Gulfmark Offshore, Inc.	6,240	341
*	Callon Petroleum Co.	15,937	288
	Patterson-UTI Energy, Inc.	9,300	243
	El Paso Corp.	14,500	241
*	Mariner Energy Inc.	8,480	229
*	Union Drilling, Inc.	12,900	226
*	Stone Energy Corp.	4,313	226
*	Vaalco Energy, Inc.	45,280	225
*	Cal Dive International, Inc.	17,200	179
*	Parker Drilling Co.	20,600	133
*	Allis-Chalmers Energy Inc.	9,394	130
*	Helix Energy Solutions Group, Inc.	2,910	92
*	Clayton Williams Energy, Inc.	1,428	75
	Valero Energy Corp.	1,200	59
*	T-3 Energy Services, Inc.	400	17
*	Rosetta Resources, Inc.	540	11
			178,146
Financials (22.0%)
	Capital Markets (2.5%)
	The Goldman Sachs
	Group, Inc.	52,900	8,749
	Morgan Stanley	80,339	3,671
	Bank of New York
	Mellon Corp.	52,480	2,190
	Merrill Lynch & Co., Inc.	52,900	2,155
	Lehman Brothers
	Holdings, Inc.	37,400	1,408

			Market
			Value•
		Shares	($000)
	Ameriprise Financial, Inc.	23,300	1,208
	Invesco, Ltd.	32,000	780
	Northern Trust Corp.	10,600	705
*	Knight Capital Group, Inc. Class A	41,200	669
	MCG Capital Corp.	27,920	254
	SWS Group, Inc.	9,500	116
	State Street Corp.	1,100	87
	Gamco Investors Inc. Class A	1,500	76
*	MCG Capital Corp. Rights Exp. 4/18/08	3,988	4
	Commercial Banks (3.4%)
	Wells Fargo & Co.	312,600	9,097
	U.S. Bancorp	160,100	5,181
	Wachovia Corp.	172,510	4,658
	BB&T Corp.	43,700	1,401
	PNC Financial
	Services Group	19,600	1,285
	Regions Financial Corp.	61,300	1,211
	Comerica, Inc.	22,200	779
	City Bank Lynnwood (WA)	34,100	759
	Bank of Hawaii Corp.	15,300	758
	City Holding Co.	17,700	706
	First Community
	Bancshares, Inc.	17,500	637
	Cullen/Frost Bankers, Inc.	11,900	631
	NBT Bancorp, Inc.	27,400	608
	SunTrust Banks, Inc.	10,600	584
	International
	Bancshares Corp.	14,600	330
	Banco Latinoamericano
	de Exportaciones, SA	21,300	328
	First Bancorp (NC)	11,400	227
	Oriental Financial Group Inc.	8,730	172
	Suffolk Bancorp	4,500	143
*	First Regional Bancorp	5,880	96
	Popular, Inc.	6,700	78
	Marshall & Ilsley Corp.	1,200	28
	First Financial Corp. (IN)	800	25
*	Community Bancorp	1,000	14
	BOK Financial Corp.	200	10
	Pacific Capital Bancorp	300	6
	Taylor Capital Group, Inc.	30	—

	Consumer Finance (0.1%)
	Capital One Financial Corp.	11,000	541
	Discover Financial Services	32,300	529

	Diversified Financial Services (6.2%)
	JPMorgan Chase & Co.	645,187	27,711
	Bank of America Corp.	429,309	16,275
	Citigroup, Inc.	489,450	10,484
*	Interactive Brokers

	Group, Inc.	16,700	429
*	Liberty Media Corp.–
	Capital Series A	9,500	150

	Insurance (7.3%)
	The Allstate Corp.	253,200	12,169
	Loews Corp.	227,400	9,146
	American International
	Group, Inc.	186,480	8,065
	Unum Group	209,589	4,613
	The Travelers Cos., Inc.	64,900	3,105
	Aspen Insurance
	Holdings Ltd.	82,845	2,185
	PartnerRe Ltd.	24,800	1,892
	Platinum Underwriters
	Holdings, Ltd.	53,130	1,725
	Allied World Assurance
	Holdings, Ltd.	40,494	1,608
	CNA Financial Corp.	57,900	1,493
	The Chubb Corp.	30,100	1,489
	American Financial
	Group, Inc.	55,610	1,421
	ACE Ltd.	25,800	1,421
	Montpelier Re Holdings Ltd.	79,430	1,275
	IPC Holdings Ltd.	45,000	1,260
	The Hartford Financial
	Services Group Inc.	14,670	1,112
	Zenith National
	Insurance Corp.	30,100	1,079
	MetLife, Inc.	15,400	928
	Prudential Financial, Inc.	11,300	884
	Everest Re Group, Ltd.	9,300	833
	Axis Capital Holdings Ltd.	24,100	819
*	Arch Capital Group Ltd.	11,500	790
	Endurance Specialty
	Holdings Ltd.	18,300	670
	American National
	Insurance Co.	6,200	662
	Torchmark Corp.	10,900	655
	RenaissanceRe Holdings Ltd.	11,900	618
	Progressive Corp. of Ohio	23,900	384
	Safeco Corp.	8,300	364
	The Hanover Insurance
	Group Inc.	8,276	340
	AFLAC Inc.	4,600	299
	Presidential Life Corp.	16,360	285
*	Seabright Insurance
	Holdings, Inc.	17,300	255
	W.R. Berkley Corp.	8,800	244
	Transatlantic Holdings, Inc.	3,500	232
*	United America
	Indemnity, Ltd.	10,182	196
*	Alleghany Corp.	510	174

			Market
			Value•
		Shares	($000)
*	Amerisafe Inc.	11,730	148
	HCC Insurance Holdings, Inc.	6,300	143
	Flagstone Reinsurance
	Holdings Ltd.	5,860	71
	R.L.I. Corp.	1,400	69
*	Hilltop Holdings Inc.	4,940	51

	Real Estate Investment Trusts (2.0%)
	Hospitality Properties
	Trust REIT	57,165	1,945
	Colonial Properties
	Trust REIT	53,200	1,279
	iStar Financial Inc. REIT	89,500	1,256
	National Retail
	Properties REIT	53,400	1,177
	HRPT Properties Trust REIT	153,400	1,032
	CBL & Associates
	Properties, Inc. REIT	36,300	854
	HCP, Inc. REIT	20,600	696
	Host Hotels & Resorts
	Inc. REIT	43,500	693
	AMB Property Corp. REIT	11,100	604
	Sunstone Hotel Investors,
	Inc. REIT	35,581	570
	Health Care Inc. REIT	11,500	519
	Medical Properties Trust
	Inc. REIT	40,100	454
	DCT Industrial Trust Inc. REIT	45,100	449
	ProLogis REIT	7,500	441
	Douglas Emmett, Inc. REIT	19,900	439
	Ashford Hospitality Trust REIT	76,820	436
	Annaly Mortgage
	Management Inc. REIT	27,600	423
	Sovran Self Storage, Inc. REIT	9,900	423
	Healthcare Realty Trust
	Inc. REIT	16,000	418
	Equity One, Inc. REIT	16,400	393
	Alexandria Real Estate
	Equities, Inc. REIT	4,200	389
	EastGroup Properties,
	Inc. REIT	8,000	372
	Highwood Properties,
	Inc. REIT	11,900	370
	First Industrial Realty
	Trust REIT	11,300	349
	Strategic Hotels and Resorts,
	Inc. REIT	25,569	336
	Home Properties, Inc. REIT	6,500	312
	Maguire Properties, Inc. REIT	15,700	225
	^Alesco Financial, Inc. REIT	60,900	175
	Winthrop Realty Trust Inc. REIT	40,760	168

	Mission West Properties
	Inc. REIT	17,198	163
	GMH Communities
	Trust REIT	18,200	158
	Vornado Realty Trust REIT	1,700	147
	Senior Housing Properties
	Trust REIT	5,800	137
	RAIT Financial Trust REIT	18,800	130
	Ramco-Gershenson Properties
	Trust REIT	6,000	127
	Equity Residential REIT	2,400	100
^	Impac Mortgage Holdings,
	Inc. REIT	23,415	29
	Thornburg Mortgage,
	Inc. REIT	18,700	20
	Boston Properties, Inc. REIT	200	18
	Simon Property Group,
	Inc. REIT	100	9
	Public Storage, Inc. REIT	100	9
	CBRE Realty Finance
	Inc. REIT	1,700	7

	Thrifts & Mortgage Finance (0.5%)
	Fannie Mae	71,600	1,885
	New York Community
	Bancorp, Inc.	51,700	942
	Federal Agricultural
	Mortgage Corp. Class C	24,600	642
	Flushing Financial Corp.	27,036	475
	Freddie Mac	8,900	225
	Washington Mutual, Inc.	21,571	222
	Imperial Capital Bancorp Inc.	4,700	102
*	Ocwen Financial Corp.	900	4
			195,863
Health Care (6.5%)
	Pfizer Inc.	1,370,400	28,682
	Johnson & Johnson	169,000	10,963
*	Invitrogen Corp.	25,533	2,182
*	King Pharmaceuticals, Inc.	159,630	1,389
	Eli Lilly & Co.	21,800	1,125
*	Biogen Idec Inc.	16,900	1,043
	Wyeth	19,900	831
	McKesson Corp.	14,200	744
*	Watson Pharmaceuticals, Inc.	25,210	739
	STERIS Corp.	27,400	735
*	Express Scripts Inc.	11,400	733
*	Forest Laboratories, Inc.	17,956	718
*	Apria Healthcare Group Inc.	31,000	612
	AmerisourceBergen Corp.	14,300	586
*	CONMED Corp.	21,505	551
*	WellPoint Inc.	12,177	537
	Aetna Inc.	12,000	505
	CIGNA Corp.	11,900	483

*	Kindred Healthcare, Inc.	20,693	453
*	Amgen, Inc.	10,600	443
	Datascope Corp.	10,600	439
*	Millennium
	Pharmaceuticals, Inc.	26,302	407
	Perrigo Co.	9,400	355
	Merck & Co., Inc.	9,201	349
*	Kinetic Concepts, Inc.	6,790	314

			Market
			Value•
		Shares	($000)
*	Medco Health Solutions, Inc.	7,000	307
*	RehabCare Group, Inc.	16,100	242
	Covidien Ltd.	5,400	239
*	Zoll Medical Corp.	8,100	215
*	Pharmanet Development
	Group, Inc.	7,500	189
*	Thermo Fisher Scientific, Inc.	3,200	182
*	Albany Molecular
	Research, Inc.	14,489	176
	Invacare Corp.	7,347	164
*	Orthofix International N.V.	3,559	142
	Cambrex Corp.	13,026	90
*	ViroPharma Inc.	7,700	69
*	Skilled Healthcare Group Inc.	6,070	67
*	Emergent BioSolutions Inc.	5,800	52
*	Medical Action Industries Inc.	2,100	35
*	Genzyme Corp.	400	30
*	MedCath Corp.	650	12
*	Boston Scientific Corp.	900	12
*	American Dental Partners, Inc.	600	6
			58,147
Industrials (12.4%)
	General Electric Co.	1,031,366	38,171
	L-3 Communications
	Holdings, Inc.	75,300	8,233
	Honeywell International Inc.	78,400	4,423
	SPX Corp.	35,900	3,766
	Deere & Co.	40,300	3,242
	Ingersoll-Rand Co.	69,580	3,102
*	Terex Corp.	36,800	2,300
	General Dynamics Corp.	26,200	2,184
*	AGCO Corp.	34,198	2,048
*	United Rentals, Inc.	103,100	1,942
*	Allied Waste Industries, Inc.	176,200	1,905
	The Timken Co.	61,500	1,828
	Cummins Inc.	38,000	1,779
	Goodrich Corp.	30,490	1,753
	Ryder System, Inc.	28,600	1,742
	CSX Corp.	26,700	1,497
	Crane Co.	35,348	1,426
	Tyco International, Ltd.	32,232	1,420
	Northrop Grumman Corp.	17,900	1,393
	Lennox International Inc.	37,345	1,343
	Skywest, Inc.	59,700	1,261
	Parker Hannifin Corp.	16,500	1,143
	Manpower Inc.	18,600	1,046
*	EMCOR Group, Inc.	47,100	1,046
	Deluxe Corp.	52,600	1,010
	Union Pacific Corp.	7,100	890
*	Perini Corp.	23,600	855
	United Technologies Corp.	12,300	846
	R.R. Donnelley & Sons Co.	27,300	827

	Trinity Industries, Inc.	30,900	823
	Applied Industrial
	Technology, Inc.	25,200	753
	Mueller Industries Inc.	25,790	744
	Robbins & Myers, Inc.	22,400	731
	Genco Shipping and
	Trading Ltd.	12,920	729
*	Shaw Group, Inc.	15,430	727
	UAL Corp.	32,890	708
*	GrafTech International Ltd.	42,900	696
	Raytheon Co.	10,400	672
	Triumph Group, Inc.	10,200	581
*	Volt Information Sciences Inc.	30,100	511
*	Northwest Airlines Corp.	54,630	491
	GATX Corp.	11,932	466
*	Rush Enterprises, Inc.
	Class A	25,650	406
*	Gardner Denver Inc.	10,530	391
	Acuity Brands, Inc.	8,890	382
	Granite Construction Co.	11,130	364
	IKON Office Solutions, Inc.	47,100	358
	Comfort Systems USA, Inc.	26,720	348
*	TBS International Ltd.	11,200	338
*	NCI Building Systems, Inc.	13,700	332
	NACCO Industries, Inc.
	Class A	4,080	330
	Armstrong Worldwide
	Industries, Inc.	9,200	328
	Eaton Corp.	3,900	311
	Kelly Services, Inc. Class A	14,500	298
*	Alliant Techsystems, Inc.	2,050	212
*	Avis Budget Group, Inc.	19,930	212
	Pentair, Inc.	5,400	172
*	Columbus McKinnon Corp.	5,500	170
	CDI Corp.	6,520	163
*	Alaska Air Group, Inc.	8,010	157
*	Saia, Inc.	9,900	157
*	Gehl Co.	9,046	153
*	Spherion Corp.	24,200	148
	W.W. Grainger, Inc.	1,900	145
*	EnPro Industries, Inc.	4,520	141
	Barnes Group, Inc.	5,600	129
*	United Stationers, Inc.	2,500	119
*	Park-Ohio Holdings Corp.	7,200	113
	Regal-Beloit Corp.	2,909	107
*	GeoEye Inc.	4,066	106
	Hardinge, Inc.	7,392	102
	Pacer International, Inc.	5,185	85
	Waste Management, Inc.	2,400	81
*	LECG Corp.	7,625	71
*	Republic Airways Holdings Inc.	3,196	69
	Flowserve Corp.	600	63
*	Kforce Inc.	6,448	57

*	Tecumseh Products Co.
	Class A	1,800	55

			Market
			Value•
		Shares	($000)
	^AMREP Corp.	1,000	52
	Republic Services, Inc.
	Class A	1,500	44
	Preformed Line Products Co.	654	32
	Masco Corp.	1,300	26
*	Superior Essex Inc.	898	25
*	Hudson Highland Group, Inc.	1,602	14
	Kennametal, Inc.	250	7
	Steelcase Inc.	600	7
			110,433
Information Technology (5.5%)
	International Business
	Machines Corp.	99,600	11,468
*	Symantec Corp.	310,147	5,155
*	Computer Sciences Corp.	100,700	4,108
*	Sun Microsystems, Inc.	200,375	3,112
*	Western Digital Corp.	108,300	2,928
	Electronic Data Systems Corp.	137,200	2,284
*	Avnet, Inc.	53,700	1,758
	Tyco Electronics Ltd.	41,700	1,431
*	Cadence Design Systems, Inc.	108,610	1,160
*	Hewitt Associates, Inc.	28,380	1,129
*	Vishay Intertechnology, Inc.	107,389	973
*	Skyworks Solutions, Inc.	102,400	745
	Seagate Technology	35,500	743
	Motorola, Inc.	73,800	686
*	Fairchild Semiconductor
	International, Inc.	57,130	681
*	Novell, Inc.	106,798	672
*	International Rectifier Corp.	29,100	626
*	Tekelec	41,540	517
*	OmniVision Technologies, Inc.	29,600	498
	MAXIMUS, Inc.	12,248	450
*	EarthLink, Inc.	52,244	394
*	JDA Software Group, Inc.	20,900	382
	United Online, Inc.	35,400	374
*	Tech Data Corp.	11,100	364
*	TTM Technologies, Inc.	31,700	359
*	Oracle Corp.	16,200	317
	Microsoft Corp.	11,100	315
	CA, Inc.	13,300	299
	Agilysys, Inc.	24,900	289
*	KEMET Corp.	70,900	286
*	CMGI, Inc.	21,494	285
*	Emulex Corp.	15,700	255
*	Lexmark International, Inc.	7,800	240
	Black Box Corp.	7,663	236
*	Synopsys, Inc.	10,300	234
	TNS Inc.	10,910	225
*	Compuware Corp.	29,900	219
*	Ciber, Inc.	44,673	219
*	Zygo Corp.	16,900	210

*	Dycom Industries, Inc.	15,800	190
*	Gerber Scientific, Inc.	20,400	181
*	CSG Systems International, Inc. 15,906		181
	Hewlett-Packard Co.	3,600	164
*	Digi International, Inc.	12,710	147
*	ADC Telecommunications, Inc.	12,100	146
*	Measurement Specialties, Inc.	7,800	136
	Gevity HR, Inc.	13,700	119
	Plantronics, Inc.	6,000	116
	Western Union Co.	5,300	113
	MTS Systems Corp.	3,443	111
*	Ness Technologies Inc.	11,670	111
*	MPS Group, Inc.	9,188	109
*	Semtech Corp.	7,100	102
*	Silicon Laboratories Inc.	3,100	98
*	IXYS Corp.	10,121	69
*	TriQuint Semiconductor, Inc.	13,400	68
*	Solera Holdings, Inc.	2,700	66
*	SYNNEX Corp.	2,420	51
*	Multi-Fineline Electronix, Inc.	2,000	38
*	LAM Research Corp.	800	31
*	Kulicke & Soffa Industries, Inc.	4,300	21
*	Checkpoint Systems, Inc.	700	19
*	Vignette Corp.	1,200	16
	KLA-Tencor Corp.	300	11
*	Hutchinson Technology, Inc.	452	7
	QAD Inc.	280	2
			49,049
Materials (6.1%)
*	The Mosaic Co.	96,100	9,860
	International Paper Co.	242,600	6,599
	CF Industries Holdings, Inc.	50,800	5,264
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	44,500	4,282
	Reliance Steel &
	Aluminum Co.	52,800	3,161
	Alcoa Inc.	87,200	3,144
	Dow Chemical Co.	77,900	2,871
	E.I. du Pont de Nemours & Co.	58,600	2,740
	Celanese Corp. Series A	68,737	2,684
*	Owens-Illinois, Inc.	46,933	2,648
	Rock-Tenn Co.	51,000	1,528
	Olin Corp.	69,787	1,379
	Nucor Corp.	19,800	1,341
	Commercial Metals Co.	31,580	947
	Eastman Chemical Co.	13,700	856
	Steel Dynamics, Inc.	21,600	714
*	Buckeye Technology, Inc.	48,341	540
	Air Products & Chemicals, Inc.	5,400	497
	FMC Corp.	8,700	483
	Innospec, Inc.	20,200	428
	PPG Industries, Inc.	6,800	411
	RPM International, Inc.	18,300	383

	Olympic Steel, Inc.	7,800	352
	Lubrizol Corp.	5,300	294
	Stepan Co.	6,000	229
	Quanex Corp.	3,600	186
	Worthington Industries, Inc.	9,000	152
*	PolyOne Corp.	12,192	78

			Market
			Value•
		Shares	($000)
	A.M. Castle & Co.	929	25
	Innophos Holdings Inc.	330	5
	Schnitzer Steel Industries, Inc.
	Class A	3	—
			54,081
Telecommunication Services (6.4%)
	AT&T Inc.	634,286	24,293
	Verizon Communications Inc.	647,602	23,605
	Embarq Corp.	102,400	4,106
	CenturyTel, Inc.	70,400	2,340
*	Premiere Global
	Services, Inc.	60,100	862
	Qwest Communications
	International Inc.	172,300	781
	Sprint Nextel Corp.	90,900	608
	USA Mobility, Inc.	21,565	154
*	U.S. Cellular Corp.	200	11
			56,760
Utilities (5.5%)
	PG&E Corp.	184,200	6,782
	Edison International	131,606	6,451
	Xcel Energy, Inc.	213,709	4,263
	Alliant Energy Corp.	95,400	3,340
	Pepco Holdings, Inc.	124,252	3,072
	MDU Resources Group, Inc.	118,200	2,902
	Exelon Corp.	25,200	2,048
*	NRG Energy, Inc.	45,210	1,763
	Southern Co.	41,000	1,460
	American Electric
	Power Co., Inc.	33,700	1,403
	Pinnacle West Capital Corp.	37,790	1,326
	Portland General Electric Co.	50,500	1,139
*	Reliant Energy, Inc.	44,700	1,057
	DTE Energy Co.	23,300	906
	Wisconsin Energy Corp.	19,500	858
	SCANA Corp.	22,400	819
*	Mirant Corp.	21,700	790
	FPL Group, Inc.	12,500	784
	UGI Corp. Holding Co.	29,800	743
	Dominion Resources, Inc.	18,100	739
*	El Paso Electric Co.	32,740	700
	Duke Energy Corp.	37,700	673
	Public Service Enterprise
	Group, Inc.	16,500	663
	Atmos Energy Corp.	25,800	658
	UniSource Energy Corp.	28,600	637
	The Laclede Group, Inc.	17,600	627
	UIL Holdings Corp.	18,800	566
	Entergy Corp.	4,400	480
	Southwest Gas Corp.	14,600	408
	PPL Corp.	5,000	230
	FirstEnergy Corp.	2,900	199

	OGE Energy Corp.	5,900	184
	Northwest Natural Gas Co.	2,200	96
	Westar Energy, Inc.	800	18
			48,784
Total Common Stocks
(Cost $896,478)			859,965
Temporary Cash Investments (4.3%)[1]
Money Market Fund (3.7%)
2	Vanguard Market Liquidity
	Fund, 2.800%	29,751,000	29,751
2	Vanguard Market Liquidity
	Fund, 2.800%—Note F	3,055,000	3,055

		Face
		Amount
		($000)
U.S. Agency Obligations (0.6%)
3	Federal Home Loan Bank
4	2.748%, 5/9/08	2,000	1,995
3	Federal Home Loan Mortgage Corp.
4	3.607%, 4/7/08	3,000	2,999
3	Federal National Mortgage Assn.
4	2.754%, 5/7/08	200	200
Total Temporary Cash Investments
(Cost $37,998)			38,000
Total Investments (100.9%)
(Cost $934,476)			897,965
Other Assets and Liabilities (–0.9%)
Other Assets—Note C			3,278
Liabilities—Note F			(10,706)
			(7,428)
Net Assets (100%)
Applicable to 76,656,886 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			890,537
Net Asset Value Per Share			$11.62

At March 31, 2008, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	956,428	$12.48
Undistributed Net
Investment Income	2,725.04
Accumulated Net
Realized Losses	(32,219)	(.42)
Unrealized Appreciation
(Depreciation)
Investment Securities	(36,511)	(.48)
Futures Contracts	114	—
Net Assets	890,537	$11.62

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 1.2%, respectively, of net assets. See Note D in Notes to Financial Statements.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4	Securities with a value of $5,194,000 have been segregated as initial margin for open futures contracts.
5	See Note D in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends	12,603
Interest[1]	940
Security Lending	27
Total Income	13,570
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,078
Performance Adjustment	(336)
The Vanguard Group—Note C
Management and Administrative	980
Marketing and Distribution	136
Custodian Fees	11
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	1,886
Net Investment Income	11,684
Realized Net Gain (Loss)
Investment Securities Sold	(23,234)
Futures Contracts	(4,667)
Realized Net Gain (Loss)	(27,901)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(146,724)
Futures Contracts	(634)
Change in Unrealized Appreciation (Depreciation)	(147,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	(163,575)

1	Interest income from an affiliated company of the fund was $846,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,684	31,120
Realized Net Gain (Loss)	(27,901)	139,137
Change in Unrealized Appreciation (Depreciation)	(147,358)	(21,575)
Net Increase (Decrease) in Net Assets Resulting from Operations	(163,575)	148,682
Distributions
Net Investment Income	(27,530)	(22,826)
Realized Capital Gain[1]	(118,774)	(40,690)
Total Distributions	(146,304)	(63,516)
Capital Share Transactions—Note G
Issued	58,995	311,507
Issued in Lieu of Cash Distributions	129,634	55,069
Redeemed	(394,462)	(439,275)
Net Increase (Decrease) from Capital Share Transactions	(205,833)	(72,699)
Total Increase (Decrease)	(515,712)	12,467
Net Assets
Beginning of Period	1,406,249	1,393,782
End of Period[2]	890,537	1,406,249

1	Includes fiscal 2008 and 2007 short-term gain distributions totaling $47,667,000 and $8,138,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $2,725,000 and $18,571,000.

Financial Highlights

	Six Months
	Ended	Year Ended September 30,
For a Share Outstanding	March 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.41	$14.55	$14.36	$12.82	$10.82	$9.01
Investment Operations
Net Investment Income	.14[1]	.33	.28	.28	.19	.17
Net Realized and Unrealized Gain (Loss)
on Investments	(2.07)	1.17	1.07	1.46	1.99	1.80
Total from Investment Operations	(1.93)	1.50	1.35	1.74	2.18	1.97
Distributions
Dividends from Net Investment Income	(.35)	(.23)	(.28)	(.20)	(.18)	(.16)
Distributions from Realized Capital Gains	(1.51)	(.41)	(.88)	—	—	—
Total Distributions	(1.86)	(.64)	(1.16)	(.20)	(.18)	(.16)
Net Asset Value, End of Period	$11.62	$15.41	$14.55	$14.36	$12.82	$10.82

Total Return[2]	–13.34%	10.52%	9.93%	13.65%	20.25%	22.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$891	$1,406	$1,394	$994	$787	$474
Ratio of Total Expenses to
Average Net Assets[3]	0.34%*	0.33%	0.39%	0.39%	0.49%	0.63%
Ratio of Net Investment Income to
Average Net Assets	2.10%*	2.09%	2.09%	2.08%	1.61%	1.72%
Portfolio Turnover Rate	80%*	114%	57%	52%	56%	50%

1	Calculated based on average shares outstanding.
2	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.09%), (0.09%), (0.08%), 0.00%, and 0.09%.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AXA Rosenberg Investment Management LLC provides investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. Beginning April 1, 2008, the investment advisory fee will be subject to quarterly adjustments based on performance since June 30, 2007, relative to the Russell 3000 Value Index.

Beginning in February 2008, The Vanguard Group provides investment advisory services to a portion of the fund on at at-cost basis. This portion of the fund had previously been managed by Grantham, Mayo, Van Otterloo & Co. LLC. The basic fee paid to Grantham, Mayo, Van Otterloo & Co. LLC was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Value Index.

For the six months ended March 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets before a decrease of $336,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $80,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2008, the cost of investment securities for tax purposes was $934,476,000. Net unrealized depreciation of investment securities for tax purposes was $36,511,000, consisting of unrealized gains of $70,567,000 on securities that had risen in value since their purchase and $107,078,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	287	18,999	104
S&P 500 Index	28	9,268	10

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2008, the fund purchased $516,125,000 of investment securities and sold $829,930,000 of investment securities, other than U.S. government securities and temporary cash investments.

F. The market value of securities on loan to broker-dealers at March 31, 2008, was $2,857,000, for which the fund received cash collateral of $3,055,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
	Shares	Shares
	(000)	(000)
Issued	4,543	20,742
Issued in Lieu of Cash Distributions	10,404	3,741
Redeemed	(29,523)	(29,026)
Net Increase (Decrease) in Shares Outstanding	(14,576)	(4,543)

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$866.62	$1.59
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.30	1.72

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has added The Vanguard Group, Inc.—through its Quantitative Equity Group (QEG)—to the fund’s investment advisory team as of February 2008. The board determined that the addition of Vanguard would allow the fund to retain its character as a value-oriented, multi-cap equity fund, featuring two advisors using quantitative investment strategies and, therefore, was in the best interests of the fund and its shareholders. The board previously renewed the fund’s investment advisory agreement with AXA Rosenberg Investment Management LLC; please see the fund’s annual report dated September 30, 2007, for more information.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the benefits to shareholders of selecting QEG as an advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by QEG. The board noted that QEG has employed a value-oriented quantitative strategy in a large-cap mandate for Vanguard Windsor™ II Fund since 1991. The board concluded that QEG has provided high-quality investment management to Vanguard Windsor II Fund over both the short and long term, and Vanguard’s other investment portfolios generally had strong investment returns and posted competitive results relative to the funds’ appropriate benchmarks and peer groups.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that, in its management of other Vanguard funds, QEG has a track record of consistent performance and disciplined investment management processes.

Cost

The board considered the at-cost advisory expenses to be paid by the fund to Vanguard, including consideration of competitive fee rates, and concluded that, after the implementation of the arrangement with Vanguard, the fund’s advisory expense ratio would be well below the average advisory expense ratio for its peer group. Information about the fund’s expense ratio appears in the Financial Statements section of this report.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profit” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052008

>	The six-month period ended March 31, 2008, was a challenging time for the broad financial markets and for Vanguard Capital Value Fund, with its concentrated investment approach.
>	The fund returned –26.5%, falling far below the result of its market benchmark and the average return of its peers.
>	Holdings in the industrials, consumer discretionary, and health care sectors detracted notably from the fund’s performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreement	22
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Capital Value Fund	VCVLX	–26.5%
Russell 3000 Value Index		–14.0
Average Multi-Cap Value Fund[1]		–14.7

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$13.52	$8.61	$0.130	$1.426

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund finished the six months ended March 31, 2008, with a very disappointing return of –26.5%. The fund significantly lagged the –14.0% return of its benchmark index and the –14.7% average result for its peer group.

The fund’s heavy investments in out-of-favor stocks were punished as investors grew increasingly risk-averse throughout the period. Companies affected by the pullback in consumer spending, rising oil costs, and the subprime-mortgage crisis were the fund’s largest detractors.

Stocks of all sorts sank amid global credit concerns

The broad U.S. stock market declined –12.4% over the six months as investor sentiment turned bearish. Contributing to the mood were fears of a U.S. recession, the weakening of the U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage troubles that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the period; nonetheless, each stock group posted a negative return.

2

Investors’ flight to quality roiled the bond market

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other bond issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike the stock market, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year, as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7%, as investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This trend, combined with concerns about the financial strength of the insurers backing some of the highest-quality municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board aggressively reduced its target for the federal funds rate. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75-percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Slowing economy, high oil prices diminished the fund’s returns

The Capital Value Fund’s advisor, Wellington Management Company, tends to concentrate its portfolio in

Market Barometer
			Total Returns
Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1	Annualized.

3

stocks that have fallen out of favor with investors but that, in the manager’s judgment, boast unrecognized value. The manager makes these decisions with limited reference to market benchmarks—a hallmark of aggressive, active strategies. During the past six months, the fund’s investments faced even tougher times as investors grew increasingly risk-averse. Many of the stocks in the portfolio fell persistently throughout the period.

The fund’s industrials holdings, including a strong weighting in airline stocks, hindered the six-month performance. Northwest Airlines, Delta Air Lines, and US Airways were among the top detractors, all declining drastically because of soaring oil prices and the slowing economy. Trucking companies and distributors also skidded as oil costs climbed.

A handful of stock selections in the consumer discretionary sector—home to companies that tend to be especially sensitive to changes in consumer spending—also weighed on fund performance. Media companies, including Comcast and Virgin Media, felt the pressure of the economic slowdown. Another victim was the publishing company R.H. Donnelley, whose stock fell –91% in the wake of a pronounced drop in advertising revenue. Ford—down –33% for the six months—saw a decrease in car sales, further impeding the fund’s performance.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Value Fund
Capital Value Fund	0.45%	1.30%

1	Fund expense ratio reflects the six months ended March 31, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

The tough times continued in the pharmaceuticals industry. Companies such as Wyeth and Impax Laboratories suffered when the FDA adopted stricter guidelines for approving drugs. Schering-Plough had a particularly tough time, returning –54% for the six months, after questions were raised regarding the effectiveness of its cholesterol-fighting drug Vytorin. A large weighting in information technology companies, which were negatively affected by the slowing economy, also played a significant part in the fund’s disappointing return. In financials, holdings in Countrywide, E*TRADE, and UBS wound up hurting the fund’s relative performance.

When the markets are turbulent, a long-term focus is essential

Obviously, the past six months have been very tough for the Capital Value Fund, as well as for the stock market in general. However, it’s important to remember that, for long-term investors, short-term performance is mostly just noise.

In the case of Capital Value, the most valuable information to be gained from its occasionally dramatic ups and downs is that the fund’s concentrated style can produce plenty of short-term volatility. Over the long term, however, we believe that the fund can play a productive role in a well-diversified investment program.

Owning a balanced portfolio—one that includes stocks, bonds, and short-term reserves—can provide some protection against the markets’ volatility while allowing you to participate in the long-term potential for growth in each asset class. Because of its aggressive nature, the Capital Value Fund is best suited for a supporting role in such a balanced and diversified portfolio.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 10, 2008

5

Advisor’s Report

The past six months has been one of the most tumultuous periods in the stock market in many years, with investors’ fear and pessimism reaching a crescendo on March 17, now known as “Bear Stearns Monday.” Over the half-year, large-cap stocks with low volatility, strong price momentum, low financial leverage, and high valuations massively outperformed contrarian all-cap stocks with low valuations. Since the latter are at the core of how we invest, the headwinds against our relative performance have been intense.

This environment feels very similar to the one we experienced in the late 1990s. We remain convinced, as we were in 1998–1999, that our portfolio of now extremely cheap stocks will achieve redemption in the marketplace in due course.

Our successes and shortfalls

Over the past six months, the five best-performing sectors reflected investors’ continued embrace of companies that benefit from strong growth linked to emerging markets (energy, materials, industrials) or that feature low earnings volatility (consumer staples, utilities). Our investment style, to which we remain true regardless of market environment, is to seek companies that have issues or risks in the eyes of investors but also have very compelling valuations that more than compensate for these risks.

In the recent market environment, cheap stocks have tended to get cheaper, because most investors have been unwilling to accept risk at any price and hedge funds have been able to relentlessly short these stocks. Although this process has created some of the best investment opportunities we have seen in this decade, it also contributed significantly to the very poor six-month performance of the Capital Value Fund.

While the investment environment has been very challenging for most contrarian value investors, I am nonetheless extremely unhappy with our half-year return. I would attribute about one-third of our relative underperformance to research mistakes or “value traps” in which a company’s underlying fundamentals were meaningfully different from what we expected. Examples include our positions in Sprint Nextel, E*TRADE, and Cinram. Our contrarian investment style will usually result in a few mistakes, but being wrong in the current market is particularly painful.

In most cases, we remain confident about the investment merits of our holdings and see potential for significant longer-term appreciation. A case in point is R.H. Donnelley, a highly leveraged yellow-pages company, which reduced its revenue and earnings growth expectations by several percentage points during the period because of economic weakness. As a result, the stock declined a staggering

6

–91%. This is a company that continues to generate solid free cash flow in a fairly stable recurring-revenue business, yet the stock is trading as if there is a high probability of a bankruptcy on the horizon. We completely disagree with the market, yet this one stock plunge resulted in more than one-eighth of the Capital Value Fund’s underperformance during the period. We have taken advantage of the stock’s weakness to add to our holding.

About one-sixth of the fund’s underperfor-mance was due to our airline holdings, which fell –50% or more as a result of a 50% increase in jet fuel costs combined with concerns about a weakening economy. Here again, we have strong conviction in our investment case and have continued to add to the holdings.

Our investment philosophy

Our investment philosophy is predicated on the belief that markets are efficient over the long term; however, in the short and intermediate terms, markets tend to exaggerate current trends and overreact to new information. This is amply evident today with the explosion of hedge funds, which tend to have very short time horizons.

We focus on trying to assess the fair value of a company when viewed in a long-term context, and we seek to take advantage of price dislocations that result from the market’s shorter-term focus. Since we are, by nature, contrarian with a longer investment horizon than the market, the fund’s investment results can differ meaningfully from broad-market or value-style indexes in any given quarter or year. However, over the longer term, we strive to outperform both.

Our outlook and strategy

In the midst of one of the most severe credit environments in decades, and with the U.S. economy either in or on the verge of entering a recession, it’s not hard to be bearish about the investment outlook today. As the world’s financial institutions and U.S. consumers are forced to reduce financial leverage over the next couple of years, we anticipate that global demand growth will be slower than what we have become accustomed to in recent times.

We are encouraged by the aggressive policy actions being taken by the Federal Reserve Board to provide liquidity to financial institutions in an effort to prevent a systemic meltdown in global markets. Although we anticipate a recession-like environment in the United States for several quarters, we are heartened by the stimulus that has been injected into the economy, and we expect a resumption of modest economic growth in 2009.

We have begun to close our underweighting in financials at very attractive valuations, although we continue to see negative headlines about rising credit losses and a continuing parade of financial

7

institutions needing to raise capital. We expect to find new, attractively valued companies in the pressured consumer discretionary sector and in other sectors that are suffering from the weak economy and rapidly rising input costs. Despite the lack of economic sensitivity in the health care sector, it has been a poor performer for some time, and we see a number of attractively valued companies there as well.

We, too, are shareholders in the Capital Value Fund and have suffered along with all other shareholders over the past nine months. We share your pain. And we remain firmly convinced that, as the sentiment pendulum swings back toward normalcy over time, our portfolio of extremely cheap stocks will be revalued materially higher to reflect the intrinsic value of the underlying businesses.

David R. Fassnacht, Senior Vice President

Wellington Management Company, LLP

April 10, 2008

8

Fund Profile

As of March 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	81	1,902	4,811
Median Market Cap	$19.4B	$39.5B	$33.8B
Price/Earnings Ratio	19.3x	14.9x	16.9x
Price/Book Ratio	1.7x	1.8x	2.4x
Yield[3]	0.9%	2.9%	2.0%
Return on Equity	15.2%	17.6%	19.5%
Earnings Growth Rate	22.8%	18.2%	20.0%
Foreign Holdings	21.5%	0.0%	0.0%
Turnover Rate	81%[4]	—	—
Expense Ratio	0.45%[4]	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16.1%	7.5%	9.4%
Consumer Staples	8.5	8.8	9.6
Energy	7.9	16.2	12.7
Financials	14.7	28.2	17.7
Health Care	18.0	7.2	11.7
Industrials	9.6	11.4	12.2
Information Technology	19.8	3.8	15.6
Materials	3.8	4.6	4.1
Telecommunication
Services	0.0	5.7	3.1
Utilities	0.0	6.6	3.9
Other	1.6	0.0	0.0

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.70	0.70
Beta	1.12	1.10

Ten Largest Holdings[6] (% of total net assets)

Comcast Corp.	broadcasting and cable television	6.6%
Wyeth	pharmaceuticals	5.1
Cisco Systems, Inc.	Communications equipment	3.6
UBS AG (New York Shares)	diversified capital markets	3.0
Northwest Airlines Corp.	airlines	2.9
QUALCOMM Inc.	Communications equipment	2.7
Newfield Exploration Co.	oil and gas exploration and production	2.6
Marine Harvest	packaged foods and meats	2.3
Sanofi-Aventis	pharmaceuticals	2.3
Bank of America Corp.	Diversified financial services	2.3
Top Ten		33.4%

Investment Focus

1	Russell 3000 Value Index.
2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 23–24.
4	Annualized.
5	For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 23–24.
6	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2001–March 31, 2008

Average Annual Total Returns: Periods Ended March 31, 2008
				Since
	Inception Date	One Year	Five Years	Inception
Capital Value Fund[2]	12/17/2001	–24.63%	10.64%	2.55%

1	Six months ended March 31, 2008.
2

Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (16.1%)
	Comcast Corp. Special
	Class A	1,046,200	19,846
	Comcast Corp. Class A	566,400	10,954
*	Ford Motor Co.	1,786,400	10,218
	MDC Holdings, Inc.	224,300	9,822
	Home Depot, Inc.	326,200	9,124
*[1]	Buck Holdings, LP, Private Placement Shares	4,130,622	4,131
	Virgin Media Inc.	279,200	3,928
	Liz Claiborne, Inc.	193,000	3,503
*	R.H. Donnelley Corp.	401,159	2,030
	Lennar Corp. Class A	45,000	846
	Entercom Communications Corp.	72,350	718
			75,120
Consumer Staples (8.5%)
*	Marine Harvest	18,318,000	10,776
	Japan Tobacco, Inc.	1,577	7,889
	Unilever NV	218,546	7,357
	Dean Foods Co.	316,600	6,360
	Chaoda Modern Agriculture Holdings Ltd.	3,362,000	3,840
*	Cosan Ltd.	154,300	1,901
	Bunge Ltd.	15,800	1,373
			39,496
Energy (7.9%)
*	Newfield Exploration Co.	225,500	11,918
	BP PLC ADR	97,800	5,932
	Arch Coal, Inc.	91,000	3,958
	Baker Hughes, Inc.	54,400	3,726
	EnCana Corp.	39,210	2,970
	Talisman Energy, Inc.	162,600	2,878
*	Uranium One Inc.	712,700	2,347
	Devon Energy Corp.	16,800	1,753
*[2]	Brasil Ecodiesel ADR 144A	326,000	847
*	Brasil Ecodiesel
	Industria e Comercia
	de Biocombustiveis e
	Oleos Vegetais SA	269,300	700
			37,029

Financials (14.6%)
	UBS AG (New York Shares)	484,900	13,965
	Bank of America Corp.	280,800	10,645
	ACE Ltd.	163,600	9,008
	Invesco, Ltd.	337,034	8,210
*[2]	Solar Cayman Ltd. 144A Private Placement	370,800	5,640
	Fannie Mae	205,500	5,409
	MVC Capital, Inc.	201,100	3,065
	Lehman Brothers Holdings, Inc.	71,900	2,706
	JPMorgan Chase & Co.	61,100	2,624
	Sovereign Bancorp, Inc.	260,400	2,427
	PennantPark Investment Corp.	199,300	1,696
	CIT Group Inc.	126,700	1,501
*	Uranium Participation Corp.	158,500	1,474
			68,370
Health Care (17.9%)
	Biotechnology (2.2%)
*	Amgen, Inc.	117,500	4,909
*	Alkermes, Inc.	271,400	3,224
*	Theravance, Inc.	213,200	2,245

	Health Care Equipment & Supplies (2.5%)
	Cooper Cos., Inc.	249,100	8,577
	Covidien Ltd.	70,500	3,120

	Health Care Providers & Services (0.7%)
	Aetna Inc.	74,000	3,115

11

			Market
			Value•
		Shares	($000)
Pharmaceuticals (12.5%)
	Wyeth	567,700	23,707
	Sanofi-Aventis	142,318	10,674
	Schering-Plough Corp.	713,100	10,276
*	Impax Laboratories, Inc.	829,200	7,608
	Astellas Pharma Inc.	98,900	3,884
	Sanofi-Aventis ADR	64,400	2,418
			83,757
Industrials (9.6%)
*	Northwest Airlines Corp.	1,495,400	13,444
	Genesis Lease Ltd. ADR	518,400	7,543
	Deere & Co.	85,900	6,910
*	Delta Air Lines Inc.	763,600	6,567
*	US Airways Group Inc.	674,524	6,010
*	Alliant Techsystems, Inc.	26,500	2,743
	UAL Corp.	70,837	1,525
			44,742
Information Technology (19.9%)
	Communications Equipment (9.8%)
*	Cisco Systems, Inc.	704,600	16,974
	QUALCOMM Inc.	308,900	12,665
*	JDS Uniphase Corp.	514,900	6,895
	Corning, Inc.	263,938	6,345
*^	Powerwave Technologies, Inc.	1,154,300	2,943
	Computers & Peripherals (1.7%)
	Seagate Technology	371,100	7,771

	Electronic Equipment & Instruments (1.5%)
*	Flextronics International Ltd.	474,200	4,453
*	Arrow Electronics, Inc.	81,600	2,746

	IT Services (2.5%)
*	CACI International, Inc.	210,300	9,579
*	Visa Inc.	31,400	1,958

	Semiconductors &
	Semiconductor Equipment (2.5%)
	Applied Materials, Inc.	351,700	6,862
*	Fairchild Semiconductor
	International, Inc.	391,700	4,669

	Software (1.9%)
	Microsoft Corp.	324,300	9,204
			93,064
Materials (3.8%)
	Rexam PLC	1,127,501	9,548
*	Smurfit-Stone
	Container Corp.	429,112	3,304
	Rohm & Haas Co.	44,100	2,385
	Makhteshim-Agan
	Industries Ltd.	309,320	2,269
			17,506

Other (1.6%)
3	Miscellaneous Securities	7,397
7,397
Total Common Stocks
(Cost $550,186)	466,481
Temporary Cash Investments (0.4%)
Money Market Fund (0.3%)
Vanguard Market Liquidity
Fund, 2.800%—Note G	1,629,000	1,629

Face
Amount
($000)
Repurchase Agreement (0.1%)
Deutsche Bank Securities Inc.
2.500%, 4/1/08 (Dated 3/31/08,
Repurchase Value $300,000,
collateralized by Federal Home
Loan Mortgage Corp.
6.500%, 1/1/38)	300	300
Total Temporary Cash Investments
(Cost $1,929)	1,929
Total Investments (100.3%)
(Cost $552,115)	468,410
Other Assets and Liabilities (–0.3%)
Other Assets—Note C	8,184
Liabilities—Note G	(9,701)
(1,517)
Net Assets (100%)
Applicable to 54,200,920 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	466,893
Net Asset Value Per Share	$8.61

12

At March 31, 2008, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	598,677	$11.03
Undistributed Net
Investment Income	351.01
Accumulated Net
Realized Losses	(48,434)	(.89)
Unrealized Appreciation
(Depreciation)
Investment Securities	(83,705)	(1.54)
Foreign Currencies	4	—
Net Assets	466,893	$8.61

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.
1	Restricted security represents 0.9% of net assets.
2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of these securities was $6,487,000, representing 1.4% of net assets.

3

Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

4	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

13

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends[1]	3,421
Interest	77
Security Lending	32
Total Income	3,530
Expenses
Investment Advisory Fees—Note B
Basic Fee	632
Performance Adjustment	(20)
The Vanguard Group—Note C
Management and Administrative	562
Marketing and Distribution	68
Custodian Fees	3
Shareholders’ Reports	11
Total Expenses	1,256
Expenses Paid Indirectly—Note D	(18)
Net Expenses	1,238
Net Investment Income	2,292
Realized Net Gain (Loss)
Investment Securities Sold	(31,226)
Foreign Currencies	16
Realized Net Gain (Loss)	(31,210)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(143,427)
Foreign Currencies	(15)
Change in Unrealized Appreciation (Depreciation)	(143,442)
Net Increase (Decrease) in Net Assets Resulting from Operations	(172,360)

1	Dividends are net of foreign withholding taxes of $243,000.

14

Statement of Changes in Net Assets

Six Months Ended		Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,292	7,333
Realized Net Gain (Loss)	(31,210)	66,465
Change in Unrealized Appreciation (Depreciation)	(143,442)	10,550
Net Increase (Decrease) in Net Assets Resulting from Operations	(172,360)	84,348
Distributions
Net Investment Income	(6,366)	(4,649)
Realized Capital Gain[1]	(69,833)	(38,158)
Total Distributions	(76,199)	(42,807)
Capital Share Transactions—Note H
Issued	98,558	315,194
Issued in Lieu of Cash Distributions	71,089	39,787
Redeemed	(124,681)	(163,310)
Net Increase (Decrease) from Capital Share Transactions	44,966	191,671
Total Increase (Decrease)	(203,593)	233,212
Net Assets
Beginning of Period	670,486	437,274
End of Period[2]	466,893	670,486

1	Includes fiscal 2008 and 2007 short-term gain distributions totaling $19,882,000 and $215,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $351,000 and $4,409,000.

15

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.52	$12.40	$11.64	$10.42	$9.05	$6.68
Investment Operations
Net Investment Income	.050	.160	.120	.12[1]	.09	.06
Net Realized and Unrealized Gain (Loss)
on Investments	(3.404)	2.157	1.215	1.23	1.34	2.38
Total from Investment Operations	(3.354)	2.317	1.335	1.35	1.43	2.44
Distributions
Dividends from Net Investment Income	(.130)	(.130)	(.100)	(.13)	(.06)	(.07)
Distributions from Realized Capital Gains	(1.426)	(1.067)	(.475)	—	—	—
Total Distributions	(1.556)	(1.197)	(.575)	(.13)	(.06)	(.07)
Net Asset Value, End of Period	$8.61	$13.52	$12.40	$11.64	$10.42	$9.05

Total Return[2]	–26.52%	19.31%	11.77%	12.98%	15.82%	36.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$467	$670	$437	$427	$410	$292
Ratio of Total Expenses to
Average Net Assets[3]	0.45%*	0.53%	0.61%	0.59%	0.53%	0.53%
Ratio of Net Investment Income to
Average Net Assets	0.82%*	1.23%	1.02%	1.01%[1]	0.95%	0.82%
Portfolio Turnover Rate	81%*	56%	47%	46%	40%	40%

1

Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.06%, 0.08%, 0.07%, 0.00%, and (0.05%).
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

17

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones Wilshire 5000 Index. For the six months ended March 31, 2008, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before a decrease of $20,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $18,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2008, the fund realized net foreign currency gains of $16,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2008, the cost of investment securities for tax purposes was $552,115,000. Net unrealized depreciation of investment securities for tax purposes was $83,705,000, consisting of unrealized gains of $30,490,000 on securities that had risen in value since their purchase and $114,195,000 in unrealized losses on securities that had fallen in value since their purchase.

18

F. During the six months ended March 31, 2008, the fund purchased $227,377,000 of investment securities and sold $253,674,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at March 31, 2008, was $1,385,000, for which the fund received cash collateral of $1,629,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
	Shares	Shares
	(000)	(000)
Issued	9,222	23,390
Issued in Lieu of Cash Distributions	7,025	3,133
Redeemed	(11,646)	(12,183)
Net Increase (Decrease) in Shares Outstanding	4,601	14,340

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$734.75	$1.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.75	2.28

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that retaining Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether or not the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since the fund’s inception in 2001, and took into account the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception.

Using a bottom-up, fundamentally driven approach, the fund’s advisor invests in out-of-favor stocks that offer a combination of attractive valuation and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also leverage Wellington Management’s deep Boston-based industry research capabilities.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have been within competitive norms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

22

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

23

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: May 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: : May 13, 2008

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: : May 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.